EXHIBIT 10.1
                                                                    ------------

                      AMENDMENT TO STOCK PURCHASE AGREEMENT


           This Amendment to Stock Purchase Agreement (this "Amendment"), dated as of February 4, 2000, is by and between Pioneer-Occidental Holdings Company, a Delaware corporation, ("Buyer"), and American-Amicable Holdings Corporation, a Delaware corporation ("Seller").

                                    RECITALS:

           WHEREAS, Buyer and Seller are parties to that certain Stock Purchase Agreement, dated January 8, 2000 (as amended, the "Agreement"), pursuant to which Buyer agreed to buy and Seller agreed to sell all of the outstanding shares of the common stock (the "Shares") of each of Pioneer Security Life Insurance Company, a Texas insurance corporation ("Pioneer") and Occidental Life Insurance Company of North Carolina, a Texas insurance corporation ("Occidental"); and

           WHEREAS, Buyer and Seller desire to amend the Agreement as provided for and on the conditions herein stated.

           NOW THEREFORE, for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

           1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings assigned thereto in the Agreement unless otherwise defined herein.

           2. AMENDMENTS. As of, and with effect from, the Execution Date, the Agreement is hereby amended as follows:

           2.1 Section 1.1 of the Agreement is hereby amended by the addition of the following definition:

           "Note" means that certain surplus debenture, made July 1, 1997, by Pioneer in favor of Seller, as amended, in the original principal amount of $63,700,809.

           2.2 Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

           SECTION 2.1 Purchase and Sale of Shares and Note. On the terms and subject to the conditions hereof, and in reliance upon the respective representations, warranties, covenants and agreements of each of the respective parties to this Agreement, at the Closing, Seller will sell, assign, transfer and convey to Buyer and Buyer will purchase and acquire from

           Seller, the Shares and the Note, free and clear of all Liens, except Liens created by Buyer.

           2.3 The heading to Section 2.2 of the Agreement is hereby amended to be "Consideration for the Shares and Note".

           2.4 Section 2.2 of the Agreement is hereby further amended by inserting the words "and the Note" immediately after the word "Shares" where it appears in the second line thereof.

           2.5 Article III of the Agreement is hereby amended by the addition of the following Section 3.25 thereto:

           Section 3.25. Survival of Intercompany Agreements. Notwithstanding anything in the Agreement to the contrary, including without limitation Sections 3.24 and 6.1(f) of the Agreement, Buyer and Seller agree that that certain Cost Sharing and Services Agreement, dated effective October 14, 1995 between AA Life and Pacific Life and Accident Insurance Company (the "PLAIC Cost Sharing and Services Agreement") shall not terminate at the Closing, but shall continue in effect as provided for herein.

           2.6 Section 5.1(h)(iii) of the Agreement is hereby amended by replacing the amount "$1,200,000" with "$1,475,000" where it appears in such subsection (iii).

           2.7 Section 5.9(a) of the Agreement is hereby amended and restated in its entirety as follows:

           (a) On the Closing Date, all Target Employees shall remain employees of the Target Companies. At and following the Closing Date, Buyer shall be liable for, and shall indemnify and hold Seller and its affiliates harmless from, any and all obligations or liabilities, contingent or otherwise, relating to or arising from the employment or termination of employment of the Target Employees. Without limiting the generality of the foregoing, Buyer shall assume and be liable for, and shall indemnify and hold Seller and its affiliates harmless from, all obligations and other liabilities under each employment, severance, bonus or retention agreement to which any Target Company is a party.

           2.8 Section 5.9 of the Agreement is hereby further amended by the addition of the following subsections (f) and (g) thereto:

           (f) Notwithstanding any other provision of the Agreement to the contrary, for the period from the Closing Date through the last day of the calendar month in which the Closing occurs (the "Transition Period"), Seller shall administer the Benefit Plans set forth on Exhibit A to the

           Amendment (the "Transition Benefit Plans") consistent with past practice in accordance with the terms of such Transition Benefit Plans and in compliance with applicable laws. Buyer shall bear the costs of administering the Transition Benefit Plans for the Transition Period. Buyer shall indemnify, defend and hold harmless Seller and its affiliates from and against all financial obligations, tax or otherwise, based upon, arising out of or otherwise in respect of the services provided by Seller pursuant to this Section 5.9(f); provided, however, that Seller shall not, in the performance of its responsibilities under this Section 5.9(f) of the Agreement, intentionally violate the terms of such Transition Benefit Plans or Benefit Plans as applicable, and applicable laws including, but not limited to, ERISA and the Code.

           (g) Notwithstanding any other provision of the Agreement to the contrary, in connection with the Seller's February 15, 2000 payroll, Seller shall (i) administer the payment of wages, withholding taxes, social security taxes and unemployment taxes (the "Payroll Obligations") of the Target Employees consistent with past practice and in compliance with applicable laws. Buyer shall bear the costs of
           (i) administering the Payroll Obligations for the Transition Period. Buyer shall indemnify, defend and hold harmless Seller and its affiliates from and against all financial obligations, tax or otherwise, based upon, arising out of or otherwise in respect of the services provided by Seller pursuant to this Section 5.9(g); provided, however, that Seller shall not, in the performance of its responsibilities under this Section 5.9(g), intentionally violate the terms of any applicable laws including, but not limited to, ERISA and the Code.

           2.9 Article V of the Agreement is hereby further amended by the addition of the following Section 5.14 thereto:

           Section 5.14 Survival of PLAIC Cost Sharing and Services Agreement

           (a) Notwithstanding any other provision of the Agreement to the contrary, the PLAIC Cost Sharing and Services Agreement shall survive closing and continue to operate according to its terms and conditions. Notwithstanding any other provision of the Agreement to the contrary, the insurance policies owned by PLAIC (the "PLAIC Insurance Policies"), which policies are currently administered under the PLAIC Cost Sharing and Services Agreement, shall continue to be administered thereunder until the closing of the transaction contemplated by Section 7.1 of that certain Stock Purchase Agreement, dated January 7, 2000, between Reassure America Life Insurance Company and PennCorp (the "Reassure Closing"). Upon the Reassure Closing, Buyer shall cause Pioneer Security to (i) assume (pursuant to an Assumption and Reinsurance Agreement substantially in the form attached as Exhibit B to the Amendment) and coinsure (pursuant to a Coinsurance Agreement substantially in the form attached as Exhibit C to the Amendment) all of the PLAIC Insurance Policies and (ii) enter into a Service and Administration Agreement with Seller or an affiliate of Seller substantially in the form of Exhibit D attached to the Amendment; and the PLAIC Cost Sharing and Services Agreement shall terminate.

           (b) Buyer will cause each of AA Life, Occidental, Pioneer American and Pioneer to enter into an Investment Accounting Services Agreement with KB Management, L.L.C. substantially in the form of the Investment Accounting Services Agreement attached as Exhibit E to the Amendment.

           2.10 Article V of the Agreement is hereby further amended by the addition of the following Section 5.15 thereto:

           SECTION 5.15 Use of Name. Seller shall, not later than 30 days after the Closing Date, (i) file an amendment to the certificate of incorporation of Seller changing the name of Seller so as to permit the use of the name "American-Amicable" by Buyer or an affiliate of Buyer or (ii) dissolve.

           2.11 Section 3.1(b) of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit F to this Amendment.

           2.12 Section 3.3 of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit G to this Amendment.

           2.13 Section 3.7(d) of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit H to this Amendment.

           2.14 Section 3.12 of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit I to this Amendment.

           2.15 Section 3.13(a) of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit J to this Amendment.

           2.16 Section 3.13(b) of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit K to this Amendment.

           2.17 Section 3.13(g)) of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit L to this Amendment.

           2.18 Section 6.1 of the Disclosure Schedule is hereby amended and restated in its entirety as set forth in Exhibit M to this Amendment.

           2.19 Annex G of the Agreement is hereby amended and restated in its entirety as set forth in Exhibit N to this Amendment.

           3. GENERAL PROVISIONS. The parties hereby agree that, except as expressly amended, restated, modified or supplemented herein, all of the provisions set forth in the Agreement, including, without limitation, the provisions of Article X of the Agreement, shall apply to and govern the terms and conditions, execution and enforcement of this Amendment.

           4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same amendment.

           5. ENTIRE AGREEMENT. This Amendment, the Agreement and the documents referenced in Section 10.10 of the Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no agreements, representations, warranties or covenants other than those expressly set forth herein or therein. The Agreement amended hereby supersedes all prior agreements and understandings between the parties (other than the Confidentiality Agreement referenced with respect to such subject matter).

           IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                     PIONEER-OCCIDENTAL HOLDINGS COMPANY



                                     By: /s/ Carl D. Thoma
                                        ---------------------------------------
                                     Name:   Carl D. Thoma
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     AMERICAN-AMICABLE HOLDINGS CORPORATION



                                     By: /s/ Scott D. Silverman
                                        ---------------------------------------
                                     Name:   Scott D. Silverman
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                    EXHIBIT A
                                    ---------

                            TRANSITION BENEFIT PLANS

Southwestern Financial Services Corporation Group Welfare Plans
           Group Term Life Insurance Plan
           Dependent Life Insurance
           Accidental Death and Dismemberment Insurance
           Long Term Disability Plan
           Group Medical - AA Agents/Retirees/Raliegh & Misc. (Mutual of Omaha)

Voluntary Group Term Life Insurance

Employee Assistance Plan between Southwestern Financial Services and Plan 21

                                   EXHIBIT B
                                   ---------

                      ASSUMPTION AND REINSURANCE AGREEMENT
                      ------------------------------------


           This ASSUMPTION AND REINSURANCE AGREEMENT ("Agreement") is entered into this ___ day of _____, 2000 by and between PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY, a Texas domiciled life insurance company (the "Company") and PIONEER SECURITY LIFE INSURANCE COMPANY, a Texas domiciled life insurance company (the "Reinsurer").

           In consideration of the mutual promises, agreements and understandings hereinafter set forth, the Company and the Reinsurer mutually agree as follows:

           1. REINSURANCE AND ASSUMPTION OF LIABILITIES

           1.1 The Company does hereby agree to cede and transfer to the Reinsurer, and by this Agreement does cede and transfer to the Reinsurer, and the Reinsurer does hereby agree to acquire and assume from the Company, and by this Agreement does acquire and assume from the Company, one hundred percent (100%) of the liability of the Company as of the Initial Assumption Effective Date with respect to (i) all Policy Liabilities (as defined in Paragraph 1.2 and 1.3) with respect to the policies and contracts described on Schedule 1.1a attached hereto and incorporated herein by this reference and (ii) all Reinsurance Assumed (as defined in Paragraph 1.2 and 1.3); provided, however, that the liability shall not include (x) the Rejected Policies (as defined in Paragraph 3.3) and (y) the Interim Policies (as defined in Paragraph 3.2) The policies and contracts described on Schedule 1.1a constitute all of the policies and contracts of the Company in full force and effect, or pending (i.e. those applied for), on the Initial Assumption Effective Date, or not presently in effect but which are subject to reinstatement in accordance with their respective terms, and are hereafter referred to collectively as the "Policies".

           1.2 a. For purposes of this Agreement, the term "Policy Liabilities" means the gross liability of the Company on the Policies before deducting cessions under the Company's reinsurance programs.

               b. For purposes of this Agreement, the term "Reinsurance Assumed" shall mean all liabilities and obligations of the Company with respect to policies and contracts for which the Company acts as reinsurer pursuant to the reinsurance agreements identified on Schedule 1.2b attached hereto and incorporated herein by this reference (the "Company Reinsurance Agreements").

           1.3 All Policy Liabilities and Reinsurance Assumed for which the Reinsurer is liable under this Agreement shall include all claims which could be made against the Company with respect to the Policies and the Reinsurance Assumed, whether on the basis of contract, misrepresentation, estoppel, reliance, waiver or otherwise, subject, however, in all respects to the same terms, conditions, interpretations, waivers, modifications, alterations and cancellations as the Policies and Company Reinsurance Agreements, respectively. The Reinsurer accepts and assumes the Policy Liabilities and Reinsurance Assumed subject to all defenses, setoffs and counterclaims to which the Company would be entitled with respect to the Policies and Company Reinsurance Agreements, respectively. It is expressly understood and agreed by the parties that no such defenses, setoffs or counterclaims are waived by the execution of this Agreement or the consummation of the transactions contemplated under this Agreement, and that on the Initial Assumption Effective Date the Reinsurer shall be fully subrogated to all such defenses, setoffs and counterclaims.

           1.4 On the Initial Assumption Effective Date, the Reinsurer shall be the successor to the Company under the Policies and the Company Reinsurance Agreements. The Policies and Company Reinsurance Agreements shall be direct obligations of the Reinsurer and the Company shall have no liabilities thereof. The Reinsurer shall substitute itself in the place of the Company as if named in the place of the Company. The Insureds and Reinsureds (as defined in the following sentence) may thereafter disregard the Company as a party to the Policies and Company Reinsurance Agreements, respectively, and may treat the Reinsurer as if it had been originally obligated under the Policies and Company Reinsurance Agreements. For the purposes of this Agreement, "Insured" or "insureds" means any person or entity entitled to claim or receive benefits under any Policy or Policies and "Reinsured" or "Reinsureds" means any entity entitled to claim or receive benefits under any Company Reinsurance Agreement.

After the Initial Assumption Effective Date, the Insureds and Reinsureds shall have the right to file claims arising under the Policies and Company Reinsurance Agreements directly with the Reinsurer. The Insureds and Reinsureds shall have a direct right of action against the Reinsurer and the Reinsurer hereby consents to be subject to direct action taken by any Insured or Reinsured. The rights of any Insured, beneficiary, or Reinsured shall be limited to and consist of those rights set forth in the Policy (including any rider or endorsement to the Policy) or Company Reinsurance Agreement, as applicable, and any other rights which such insured, beneficiary or Reinsured may have against Company with respect to such Policy or Company Reinsurance Agreement and no Insured or Reinsured shall have the right to receive a greater amount under or with respect to the Policy or Company Reinsurance Agreement than such party would have had in the absence of this Agreement.

           1.5 In assessing the rights of any Insured or Reinsured under a Policy or Company Reinsurance Agreement, no effect shall be given to the bankruptcy, liquidation, insolvency, reorganization or moratorium of the Company, or the effect of laws or legal procedures affecting enforcement of creditors' rights against the Company generally.

           2. ASSIGNMENT OF REINSURANCE AGREEMENTS

           2.1 The Company shall use its best efforts to transfer as of the Initial Assumption Effective Date all rights and obligations of the Company under the reinsurance agreements in effect on the Closing Date between the Company and any reinsurer relating to the Policies (the "Reinsurance Agreements"), including amounts held by or which may become due from reinsurers on the Policies. The Reinsurer shall assume all such rights and obligations transferred.

           2.2 The Company shall aid the Reinsurer in collection of all amounts due from other reinsurers and shall forward to the Reinsurer any funds collected from reinsurers on the Policies.

           2.3 If necessary to effect the transfer of any Reinsurance Agreement, the Company hereby, with the concurrence of the reinsurer under such Reinsurance Agreement, effective upon the concurrence, appoints the Reinsurer as attorney-in-fact for the Company to act for and on behalf of the Company with respect to letters of credit outstanding for the benefit of the Company under the Reinsurance Agreements. The Company and the Reinsurer shall each use their best efforts, to the extent mutually agreed to be necessary, to cause the reinsurers of the Company under the Reinsurance Agreements to have replacement letters of credit issued directly for the benefit of the Reinsurer.

           3. CONSIDERATION

           3.1 As consideration for the cession by the Company and assumption by the Reinsurer of the liabilities of the Company described herein, including but not limited to the Policy Liabilities, and subject to the adjustment provided in the following Paragraphs 3.2 and 3.3, the Company hereby sells, conveys, transfers, assigns and delivers to the Reinsurer cash, marketable securities and receivables of the Company (but not including state insurance charters and licenses, and the Company's rights under the Coinsurance Agreement and the Service and Administration Agreement of even date herewith entered into with the Reinsurer) equal to one hundred percent (100%) of all Policy Liabilities and all Reinsurance Assumed as of the Initial Assumption Effective Date, (collectively, the "Assets"). On the Initial Assumption Effective Date, the Company will execute and deliver to the Reinsurer assignments, bills of sale, deeds or other documents in a form mutually acceptable to the Company and Reinsurer conveying to the Reinsurer all of the Company's right, title and interest in and to the Assets. The Company and the Reinsurer further agree that, without further consideration, the Company and the Reinsurer, at any time, shall execute and deliver all endorsements, assignments and other instruments of conveyance and transfer, in form and substance mutually acceptable to the Company and the Reinsurer, and shall take all such further action as the Reinsurer reasonably may request and as may be necessary to transfer effectively and vest in the Reinsurer title to the Assets.

           3.2 The consideration paid pursuant to the foregoing Paragraph 3.1 shall included consideration of an amount equal to the outstanding statutory reserves as of the Initial

Assumption Effective Date for all Interim Policies. For purposes of this Agreement, the term "Interim Policy" shall mean a policy whose transfer to the Reinsurer by way of assumption pursuant to Paragraph 1.1 hereof is not permitted because not all of the regulatory approvals or the policyholder approvals with respect to such Policy have been received by the Initial Assumption Effective Date.

           3.3 The consideration paid to the Reinsurer pursuant to the foregoing Paragraphs 3.1 and 3.2 shall be reduced on the Adjustment Date (defined below) by an amount equal to the outstanding statutory reserves as of the Adjustment Date on all Rejected Policies (the "Reduction Amount"). For purposes of this Agreement, (i) the term "Rejected Policy" shall mean a Policy whose transfer to the Reinsurer is rejected by the policyholder or which transfer is deemed by operation of law to have been rejected unless such policy can be legally reinsured pursuant to the terms of the Agreement notwithstanding such rejection, and (ii) the term "Adjustment Date" shall mean that date which is within thirty
(30) days following the date on which all Policies have been accepted or rejected for transfer, to the Reinsurer and which date shall be mutually acceptable to the parties. The Reduction Amount shall thereafter be transferred by a mutually acceptable means.

           4. COINSURANCE

           As of the Initial Assumption Effective Date, the Company hereby cedes to Reinsurer and the Reinsurer hereby reinsures on a 100% coinsurance basis all of the Company's liabilities of any kind or character relating to or arising under each Interim Policy. Coinsurance hereunder shall continue with respect to each Interim Policy under Paragraph 1.1 hereof. Coinsurance hereunder shall also continue with respect to an Interim Policy that becomes a Rejected Policy and at such time the Policy will be treated as a Rejected Policy, not as an Interim Policy. The terms of the coinsurance are contained in a Coinsurance Agreement executed concurrently with this Agreement by the Company and the Reinsurer.

           5. CLOSING

           The closing of the assumption reinsurance transactions contemplated by this Agreement shall take place on the Initial Assumption Effective Date and shall provide for the assignment of the Reinsurance Agreements and the assumption of Policies issued to policyholders residing in jurisdictions that have issued insurance regulatory approvals prior to the Initial Assumption Effective Date or that do not require prior approval of the assumption hereunder. The Initial Assumption Effective Date shall be defined as 12:01 A.M. on ______, 2000. To the extent an insurance department authority with jurisdiction over any Policy requires a later effective date for an assumption, the effective date as to such Policy shall be in compliance with any such requirement. One or more subsequent assumption closings and closing dates ("Subsequent Assumption Closing Dates") shall be scheduled by Reinsurer, with the consent of Company, as of a month end following the satisfaction of all conditions and insurance department approvals required to complete an assumption of such Policy after the Initial Assumption Effective Date.

           6. TERM

           This Agreement shall become effective on the Initial Assumption Effective Date and shall continue in full force and effect until such time as all liabilities, including but not limited to liabilities with respect to the Policies and the Company Reinsurance Agreements, have been discharged or have otherwise expired. This Agreement shall be perpetual, permanent and noncancellable by each of the Reinsurer and the Company, shall not be subject to commutation, and neither the Reinsurer nor the Company shall have the right or power to cause the reversion or recapture of the Policies of the Company Reinsurance Agreements.

           7. CONDITIONS AND REGULATORY APPROVALS

           Prior to the Initial Assumption Effective Date, the Company and the Reinsurer shall obtain all of the consents or approvals of the insurance department of Texas and all other insurance regulatory authorities (whether through positive notification of approval or non-objection) which are necessary for the consummation on the Initial Assumption

Effective Date of the transactions contemplated by this Agreement to be consummated on the Initial Assumption Effective Date. Notwithstanding the foregoing sentence, it is specifically understood and agreed to by the parties that the approval of all insurance regulatory authorities other than Texas shall be neither necessary nor a condition precedent to the consummation on the Initial Assumption Effective Date of the transactions contemplated by the Agreement.

           8. CERTIFICATE OF ASSUMPTION

           8.1 The Reinsurer shall issue to each policyholder or contractholder insured under a Policy listed on Schedule 1.1a and assumed hereunder a certificate of assumption substantially in the form attached hereto as Exhibit "A" or in such form and containing such provisions as may be required by the insurance regulatory authorities in a particular jurisdiction (the "Certificate of Assumption"). Such Certificate of Assumption shall be issued by the Reinsurer within thirty (30) days after the Initial Assumption Effective Date or on Subsequent Assumption Closing Dates, whichever is applicable.

           8.2 The Reinsurer shall issue to each Reinsured under a Company Reinsurance Agreement a certificate of assumption or other appropriate evidence of assignment satisfactory to the Reinsurer and each Reinsured.

           9. PREMIUMS AND OTHER INCOME

           Premiums and other income amounts due or paid on the Policies and the Company Reinsurance Agreements on and after the Initial Assumption Effective Date and any loan repayments (and interest payments thereon) made on the Policies on or after the Initial Assumption Effective Date shall be the sole property of the Reinsurer. From and after the Initial Assumption Effective Date, all policyholders and contractholders under the Policies and all Reinsureds under the Company Reinsurance Agreements shall pay all premiums and make any loan repayments (and interest payments thereon) on such contracts and policies and pay all income amounts directly to the Reinsurer. All monies, checks, drafts, orders, postal notes or other instruments received by the Company after the Initial Assumption Effective Date for such premiums, loan repayments and other income amounts shall be transferred and delivered to the

Reinsurer, and any such instruments when so delivered shall bear all endorsements required to effect such transfer and delivery. From and after the Initial Assumption Effective Date, the Reinsurer shall be authorized, and hereby is authorized, to endorse for payment any such instruments payable to, or to the order of, the Company and received by the Reinsurer under this Paragraph 9.

           10. PREMIUM TAXES

           The Reinsurer shall pay all premium taxes as may be required by law on premiums received with respect to the Policies on or after the Initial Assumption Effective Date.

           11. RESERVES

           As of the Initial Assumption Effective Date and except as limited by Paragraph 3.2 and 3.3 hereof, the Company hereby transfers and irrevocably assigns to the Reinsurer, and the Reinsurer hereby accepts, the total aggregate policy and claims reserves for the Policies and the Company Reinsurance Agreements. From and after the Initial Assumption Effective Date, the Reinsurer shall maintain proper policy reserves, claims reserves and any other applicable and appropriate reserves for all Policies and Company Reinsurance Agreements hereunder and such reserves shall in no event be less than the aggregate reserves required by the Insurance Department of any state or political unit having jurisdiction over the Policies and Company Reinsurance Agreements after the Initial Assumption Effective Date.

           12. REINSURANCE CREDIT

           With respect to the Reinsurance Assumed, the Reinsurer hereby covenants and agrees to provide and maintain at all relevant times a letter of credit, deposit or such other security as may be required under the terms of any of the Company Reinsurance Agreements or the laws or regulations of any jurisdiction and necessary for any Reinsured to take full statement credit therefor.

           13. ADMINISTRATION AND SERVICING OF REINSURED POLICIES

           Commencing as of the Initial Assumption Effective Date and except as hereinafter provided, all administration and servicing of the Policies and the supervision and payment of all claims incurred under the Policies shall be provided by the Reinsurer, and the expense of such administration, servicing, supervision and payment shall be borne solely by the Reinsurer. The obligations of the Reinsurer under this Agreement shall be the same as those of the Company in accordance with the terms of the Policies.

           The Reinsurer reserves the right, and shall be authorized to make any defense at law or in equity to any action or claim instituted or made under any Policy which could have been instituted or made by the Company had this Agreement not been executed. All of the provisions, conditions, limitations, and exclusions contained in the Policies shall remain in effect and be applicable in accordance with the terms and conditions of the Policies, except as they may be specifically amended by the Reinsurer after the Initial Assumption Effective Date; provided, however, any such amendments shall not impose any additional liability on the Company under the Policies.

           14. RECORDS AND ACCOUNTING

           14.1 The Company shall promptly transfer and deliver to the Reinsurer all of its original statistical and sales data, records, papers, documents, books, memoranda and files pertaining to the Policies (referred to collectively as the "Records"). The Company reserves the right to keep copies of any Records. The Company and the Reinsurer each agree to provide the other party all data information with respect to the Policies sufficient to enable each to prepare annual or other required financial statements.

           14.2 All reserves for unearned premium and unpaid losses will be accounted for by the Company as ceded reinsurance and by the Reinsurer as assumed reinsurance as of the Initial Assumption Effective Date. All premiums earned and all losses incurred after the Initial Assumption Effective Date will be accounted for as direct business of the Reinsurer.

The Company will have no further obligations for accounting for the business under this Agreement after the Initial Assumption Effective Date.

           14.3 With respect to the Agreement, the Company and the Reinsurer hereby make the election provided in Section 1.848-2(g) (8) of the Treasury Regulations issued under Section 848 of the Internal Revenue Code of 1986, as amended. The specifics of such election are set forth on Schedule 14.3 attached hereto and incorporated herein by this reference.

           15. INDEMNIFICATION

           15.1 The Reinsurer shall indemnify the Company against and hold it harmless from, (j) all liabilities arising with respect to the Policies and the Company Reinsurance Agreements and (ii) all other losses, claims, damages and liabilities and shall reimburse the Company for all expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys's fees) as incurred, that are based upon or arise out of (x) the breach or alleged breach of any obligation of the Reinsurer provided for in the Agreement or (y) the failure or alleged failure by the Reinsurer to discharge any obligations of the Company to the extent that the same are assumed by the Reinsurer pursuant to this Agreement.

           15.2 The Company shall indemnify the Reinsurer against, and hold it harmless from, all losses claims, damages and liabilities and shall reimburse the Reinsurer for all expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys's fees) as incurred in connection therewith, that are based upon or arise out of the breach of any obligation of the Company provided for in this Agreement.

           15.3 Defense of Claims and Demands by Third Parties Against the Company. In the event of any claim or demand against the Company or any of its officers, directors, affiliates, successors and assigns which is subject to the right of indemnification provided in Paragraph 15.1 hereof, the Reinsurer shall have the right to assume the control of the defense, compromise or settlement thereof at its own expense, with employment of counsel satisfactory to the Company, provided that any compromise or settlement shall be approved by the Company, which approval shall not be unreasonably withheld. If Reinsurer assumes control, the Company shall have the right to participate in such defense, compromise or settlement; provided, however, that no costs incurred by the Company thereafter in connection with such participation shall be considered costs, expenses or damages subject to indemnification hereunder. If the Reinsurer does not elect to defend any such claim or demand, the Company or any of its officers, directors, affiliates, successors or assigns, as appropriate, may do so, but shall have no obligation to do so. The Reinsurer shall not be liable for any settlement or any claim or demand, which it is defending, effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such claim or demand, the Reinsurer agrees to indemnify and hold harmless the Company to the extent provided in this Article 15 by reason of such settlement or judgment, which indemnification shall include compensation for damages incurred as a result of non-monetary penalties.

           15.4 Defense of Claims and Demands by Third Parties Against the Reinsurer. In the event of any claim or demand against the Reinsurer or any of its officers, directors, affiliates, successors and assigns which is subject to the right of indemnification provided in Paragraph 15.2 hereof, the Company shall have the right to assume the control of the defense, compromise or settlement thereof at its own expense, with employment of counsel satisfactory to the Reinsurer, provided that any compromise or settlement shall be approved by the Reinsurer, which approval shall not be unreasonably withheld. If the Company assumes control, the Reinsurer shall have the right to participate in such defense, compromise or settlement; provided, however, that no costs incurred by the Reinsurer thereafter in connection with such participation shall be considered costs, expenses or damages subject to indemnification hereunder. If the Company does not elect to defend any such claim or demand, the Reinsurer or any of its officers, directors, affiliates, successors or assigns, as appropriate, may do so, but shall have no obligation to do so. The Company shall not be liable for any settlement of any claim or demand, which it is defending, effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such claim or demand, the Company agrees to indemnify and hold harmless the Reinsurer to the extent provided in the Article 15 by reason of such settlement or judgment, which indemnification shall include compensation for damages incurred as a result of non-monetary penalties.

           15.5 Notice of Claims. Each party shall give prompt written notice to the other party of any facts, which are likely to result in a claim under any of the indemnification provisions of the Article 15.

           15.6 Assumption of Defense of On-Going Litigation. In accordance with this Agreement, it is understood and intended by the parties that the Reinsurer shall immediately on the Initial Assumption Effective Date assume the defense or prosecution of any and all litigation to which the Company is a party and which is ongoing as of the Closing Date, including but not limited to the payment of all fees, costs, expenses, judgements and settlements incurred in connection therewith.

           16. REPRESENTATIONS AND WARRANTIES

           16.1.1 The Reinsurer hereby makes the following representations and warranties to the Company:

           a. The Reinsurer is a stock corporation duly organized, validly existing and in good standing under the law of the State of Texas.

           b. The Reinsurer has all licenses and authorization necessary to provide the reinsurance described herein;

           c. All corporate action necessary for the execution and performance of this Agreement has been taken by the Reinsurer. The Reinsurer has full corporate authority to enter into and perform this Agreement, and this Agreement has been executed by duly authorized officers of the Reinsurer;

           d. Neither the execution nor the performance of the terms of this Agreement will in any material way conflict with, result in a breach of or constitute a default under any order, judgment or decree by which the Reinsurer is bound, or under the corporate charter or articles of incorporation or By-Laws of the Reinsurer, or require the consent of any other person to any contract of instrument to which the Reinsurer is a party, except as provided in this Agreement or as will be obtained.

           16.2 The Company hereby makes the following representations and warranties to the Reinsurer:

           a. The Company is a stock corporation duly organized, validly existing and in good standing under the law of the State of Texas;

           b. All corporate action necessary for the execution and performance of this Agreement has been taken by the Company. The Company has full corporate authority to enter into and perform this Agreement, and this Agreement has been executed by duly authorized officers of the Company;

           c. Neither the execution nor the performance of the terms of this Agreement will in any material way conflict with, result in a breach of or constitute a default under any order, judgment or decree by which the Company is bound, or under the corporate charter or articles of incorporation or By-Laws of the Company, or require the consent of any other person to any contract of instrument to which the Company is a party, except as provided in this Agreement or as will be obtained.

           17. GENERAL PROVISIONS

           17.1 Expenses. All expenses incurred by or on behalf of the parties hereto in connection with the authorization, preparation, execution and consummation of this Agreement, including, without limitation, all fees and expenses of agents, representatives, printers, counsel and accountants employed by the parties hereto and all taxes, shall be borne solely by the party which shall have incurred the same.

           17.2 Cooperation. The parties hereto agree to cooperate in making effective the transactions contemplated by this Agreement and each of them will, at the request of any of the other parties, join in making any action which, though not specified herein, may be reasonably required to be taken in order to consummate the transactions contemplated in this Agreement.

           17.3 Notices. All notices, statement or demands shall be in writing and shall be served in person, by telegraph, by express mail, be certified mail or by private overnight delivery. Service shall be deemed conclusively made (a) at the time of service, if personally served, (b) at the time (as confirmed in writing by the telegraphic agency) of deliver thereof to the addressee, if served telegraphically, (c) twenty-four (24) hours after deposit in the United Sate mail, properly addressed and postage prepaid, if served by express mail,
(d) five (5) days after deposit in the United Sates mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail and (e) twenty-four (24) hours after delivery by the party giving the notice, statement or demand to the private overnight deliverer, if served by private overnight delivery.

           Any notice or demand to the Company shall be given to:

           Pacific Life and Accident Insurance Company
           717 N. Harwood Street
           Dallas, Texas 75201
           Attention:  President
           Telephone: 214-954-7010
           Facsimile:  214-954-7906

           Any notice or demand to the Reinsurer shall be given to:

           Pioneer Security Life Insurance Company
           425 Austin Avenue
           Waco, Texas 76701
           Attn:  President
           Telephone:  (254) 297-2711
           Facsimile:  (254) 297-7710

           And with a copy to: Joe Dunlap, Vice President

Any party may, by virtue of written notice in compliance with this paragraph, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent.

           17.4 Captions. The captions to the various paragraphs and subparagraphs of this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express terms and conditions of this Agreement.

           17.5 Assignment; Binding Effect. This Agreement shall not be assigned by either party without the prior written consent of the other and any attempt to assign this Agreement without such consent shall be void. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the permitted transferees, successors and assigns of either party.

           17.6 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties thereof.

           17.7 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties thereof.

           17.8 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

           17.9 Venue. Any action concerning a dispute arising out of or concerning this Agreement, or regarding the relationships among the parties created pursuant to this Agreement or the negotiations leading to its execution shall be filed only in the United States District Court in Texas or in a Court of the State of Texas.

           17.10 Severability. The invalidity of any term or terms of this Agreement shall not affect any other term of this Agreement, which shall remain in full force and effect.

           17.11 Counterparts. This Agreement may be executed in counterparts which, taken together, shall constitute the whole of the Agreement as between parties.

           17.12 Entire Agreement. This Agreement, the Coinsurance Agreement and the Service and Administration Agreement of even date herewith entered into between the Reinsurer and the Company constitute the entire reinsurance agreement between the parties with respect to the business being reinsured hereunder and that there are no other understandings between the parties other than as expressed in this Agreement, the Coinsurance Agreement and the Service and Administration Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first hereinabove written.


                                        "Resinsurer"
                          PIONEER SECURITY LIFE INSURANCE COMPANY, a Texas Corporation

                          By:
                             ----------------------------------------
                          Its:
                              ---------------------------------------

                                          "Company"
                          PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY, a Texas Corporation


                          By:
                             ----------------------------------------
                          Its:
                              ---------------------------------------

                     PIONEER SECURITY LIFE INSURANCE COMPANY
                                425 Austin Avenue
                                Waco, Texas 76701
                            Telephone (800) 334-4324

                            CERTIFICATE OF ASSUMPTION

           Policy [Contract or Certificate] No.:
           Issued To:
                     This is to certify that, pursuant to the terms of an Assumption and Reinsurance Agreement, the above policy [contract or certificate] and all endorsements thereto (herein called the "Policy" ["Contract" or "Certificate") issued by PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY, a Texas domiciled insurance company, was assumed by PIONEER SECURITY LIFE INSURANCE COMPANY, a Texas domiciled insurance company (the "Assuming Reinsurer").

           This change is effective as of

           __________________________________________.

                     All of the terms and conditions of the Policy [Contract or Certificate] remain unchanged, except that the Assuming Reinsurer shall be the insurer. All premium payments, notices and claims on the policy [Contract or Certificate] shall hereafter be made directly to the Assuming Reinsurer at the address indicated above as though it had issued the Policy [Contract or Certificate] originally.

                     This Certificate of Assumption will forma a part of your Policy [Contract or Certificate] and should be attached to it.

                     Inquiries concerning the Policy [Contract or Certificate] should be directed to the Assuming Reinsurer at the address indicated above.

                     IN WITNESS WHEREOF, the Assuming Reinsurer has caused this Certificate of Assumption to be signed by its duly authorized officer this ____ day of ___________________, 2000.

                                        PIONEER SECURITY LIFE
                                        INSURANCE COMPANY

                                        By:
                                        --------------------------------
                                        Name:
                                        Title:

                                        ATTEST:

                                        --------------------------------
                                        Name:
                                        Title:

           Schedule 1.1a
           -------------

                  Policies and Contracts Subject to Reinsurance
                  ---------------------------------------------

           All individual and [group] life, [annuity, credit and health] insurance policies and contracts issued by the Company or reinsured by the Company prior to the effective date of this Agreement which are (i) in full force and effect on the effective date of this Agreement or (ii) reinstated in accordance with their terms after the effective date of this Agreement.

                                  Schedule 1.2b
                                  -------------

                         Company Reinsurance Agreements
                         ------------------------------

           Those reinsurance agreements described on Schedule S, Part 1, Sections 1 and 2 of the Company's 1998 Statutory Annual Statement.

                                  Schedule 14.3
                                  -------------

           The Company and the Reinsurer agree to the following pursuant to
Section 1.8482(g)(8) of the Treasury Regulations issued under Section 848 of the Internal Revenue Code of 1986, as amended (hereinafter "Section 1.848-2(g)(8)").

           1. As used below, the term "party" will refer to the Company or the Reinsurer as appropriate.

           2. As used below, the phrases "net positive consideration", "capitalize specified policy acquisition expenses", "general deductions limitation", and "net consideration" shall have the meaning used in Section 1.848-2(g)(8).

           3. The party with net positive consideration for this Agreement for any taxable year beginning with the taxable year prescribed in paragraph 5 below will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation.

           4. The parties agree to exchange information pertaining to the amount of net consideration under this Agreement to ensure consistency.

           5. This election shall be effective for 2000 and all subsequent taxable years for which this Agreement remain in effect.

                                    EXHIBIT C
                                    ---------


                              COINSURANCE AGREEMENT


           This COINSURANCE AGREEMENT (this "Agreement") is entered into this _____ day of ________, 2000 by and between PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY, a Texas domiciled life insurance company (the "Company"), and PIONEER SECURITY LIFE INSURANCE COMPANY, a Texas domiciled life insurance company (the "Reinsurer").

                                    RECITALS
                                    --------


           A. Concurrent with the execution of this Agreement, the Company and the Reinsurer shall enter into an Assumption and Reinsurance Agreement pursuant to which the Company shall transfer a substantial portion of its assets and liabilities, including but not limited to policy liabilities, to the Reinsurer (the "Assumption and Reinsurance Agreement"). Capitalized terms not defined in the Agreement will have the meanings given them in the Assumption and Reinsurance Agreement.

           B. The Reinsurer has agreed to assume and coinsure, on a 100% coinsurance basis, all Interim Policies and Rejected Policies, as defined in the Assumption and Reinsurance Agreement.

           NOW, THEREFORE, in consideration of the mutual promises, agreements and understandings hereinafter set forth, the Company and the Reinsurer mutually agree as follows:

           1. BUSINESS COINSURED

           1.1 The Company hereby cedes to the Reinsurer, and the Reinsurer hereby coinsures, 100% of the Policy Liabilities (as defined in Paragraph 1.2 below) with respect to each Interim Policy and each Rejected Policy. The Interim Policies and Rejected Policies shall be deemed to have been coinsured as of the Initial Assumption Effective Date and the coinsurance provided by the Reinsurer pursuant to this Agreement shall be effected automatically as of the Initial

Assumption Effective Date upon execution of this Agreement by both the Reinsurer and the Company.


           1.2 For purposes of this Agreement, the term "Policy Liabilities" means the gross liability of the Company, before deducting cessions under the Company's reinsurance programs, on the Interim Policies and Rejected Policies, including but not limited to all consequential, exemplary or punitive damages (collectively, the "Extracontractual Damages").

           1.3 All Policy Liabilities for which the Reinsurer is liable under this Agreement shall include all claims which could be made against the Company with respect to the Policies and the Reinsurance Assumed, whether on the basis of contract, misrepresentation, estoppel, reliance, waiver or otherwise, subject, however, in all respects to the same terms, conditions, interpretations, waivers, modifications, alterations and cancellations as the Interim Policies and Rejected Policies. The Reinsurer accepts and assumes the Policy Liabilities subject to all defenses, setoffs and counterclaims to which the Company would be entitled with respect to the Interim Policies and Rejected Policies. It is expressly understood and agreed by the parties that no such defenses, setoffs or counterclaims are waived by the execution of this Agreement or the consummation of the transactions contemplated under this Agreement, and that on the Initial Assumption Effective Date the Reinsurer shall be fully subrogated to all such defenses, setoffs and counterclaims.

           1.4 In the event that the Company is required to obtain security for the liabilities ceded pursuant to this Agreement in order to take full statement credit for the coinsurance provided hereunder, the Reinsurer hereby convenants and agrees to provide and maintain at all relevant times for the benefit of the Company a letter of credit, deposit or such other security as may be required under the laws or regulations of any jurisdiction.

           2. CONSIDERATION: PREMIUMS

           2.1 As consideration for the cession by the Company and coinsurance by the Reinsurer of all of the Interim Policies and Rejected Policies, the Company shall transfer to the Reinsurer an amount equal to the outstanding statutory reserves as of the Adjustment Date

(defined below) on all Rejected Policies (the "Consideration") For purposes of this Agreement, the term "Adjustment Date" shall mean that date which is within thirty (30) days following the date on which all policies have been accepted or rejected for transfer under the Assumption and Reinsurance Agreement, or are deemed to have been accepted or rejected for transfer, to the Reinsurer, and which date shall be mutually acceptable to the parties. The Consideration shall be transferred by the Company to the Reinsurer by a mutually acceptable means.

           2.2 The Reinsurer is entitled to 100% of all premiums and other consideration received after the Initial Effective Assumption Date by the Company or the Reinsurer with respect to the Interim Policies and the Rejected Policies, which amounts shall be paid to the Reinsurer on a daily basis as provided in the Service and Administration Agreement executed between the Reinsurer and the Company ("Service Agreement") concurrent with the execution of this Agreement. The Reinsurer shall reimburse the Company for 100% of all costs with respect to the Interim Policies and the Rejected Policies, including, without limitation, claims payments and benefits, surrenders, return premiums, withdrawals, premium taxes, boards, bureaus, guarantee fund assessments, agents' and general agents' commissions and all amounts payable as Expenses as defined in the Service Agreement (in the aggregate, the "Expenses"). The Expenses shall be reimbursed on a daily basis as provided in the Service Agreement. It is the intention of the parties that neither gain nor loss be incurred by the Company on the Interim Policies and the Rejected Policies coinsured hereunder.

           3. TERM

           This Agreement shall become effective on the Initial Assumption Effective Date and shall continue in full force and effect until such time as all liabilities, with respect to the Rejected Policies have been discharged or have otherwise expired. This Agreement shall be permanent and noncancellable by each of the Reinsurer and the Company, shall not be subject to commutation, and neither the Reinsurer nor the Company shall have the right or power to cause the reversion or recapture of the Interim Policies or the Rejected Policies.

           4. CONDITIONS AND REGULATORY APPROVALS

           Prior to the Initial Assumption Effective Date, the Company and the Reinsurer shall obtain al of the consents or approvals of the insurance department of Texas and all other insurance regulatory authorities (whether through positive notification of approval or non-objection) which are necessary for the consummation on the Initial Assumption Effective Date of the transactions contemplated by this Agreement to be consummated on the Initial Assumption Effective Date.

           5. RECORDS AND ACCOUNTING

           5.1 The Company shall promptly transfer and deliver to the Reinsurer copies of all of its original statistical and sales data, records, papers, documents, books, memoranda and files pertaining to the Interim Policies and the Rejected Policies (referred to collectively as the "Records"). The Company and the Reinsurer each agree to provide the other party all data and information with respect to the Interim Policies and the Rejected Policies sufficient to enable each to prepare annual or other required financial statements.

           5.2 All reserves for unearned premium and unpaid losses will be accounted for by the Company as ceded reinsurance and by the Reinsurer as assumed reinsurance as of the Initial Assumption Effective Date.

           5.3 With respect to this Agreement, the Company and the Reinsurer hereby make the election provided in Section 1.848-2(g) (8) of the Treasury Regulations issued under Section 848 of the Internal Revenue Code of 986, as amended. The specifics of such election are set forth on Schedule 5.3 attached hereto and incorporated herein by this reference.

           6. INSOLVENCY

           6.1 In the event of the insolvency of the Company, all coinsurance payable hereunder shall be payable directly to the liquidator, receiver or statutory successor of the Company, without diminution because of the insolvency of the Company.

           6.2 In the event of the insolvency of the Company, the liquidator, receiver or statutory successor shall give the Reinsurer written notice of the pendency of a claim on a policy coinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may investigate such claim and interpose in the name of the Company (its liquidator, receiver or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which the Reinsurer may deem available to the Company or its liquidator, receiver or statutory successor.

           6.3 The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval and subject to applicable law, against the Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expenses have been incurred by the Company.

           7. ADMINISTRATION OF INTERIM POLICIES AND REJECTED POLICIES

           Concurrent with the execution hereof, the Company and the Reinsurer shall enter into a service agreement pursuant to which the Reinsurer shall handle, manage, supervise and administer substantially all activities relating to the examination, administration and processing of the Interim Policies and the Rejected Policies, all of which services are more specifically detailed in such agreement (the "Service Agreement").

           8. REPRESENTATIONS AND WARRANTIES

           8.1 The Reinsurer hereby makes the following representations and warranties to the Company:

           a. The Reinsurer is a stock corporation duly organized, validly existing and in good standing under the law of the State of Texas.

           b. The Reinsurer has all licenses and authorizations necessary to provide the coinsurance described herein;

           c. All corporate action necessary for the execution and performance of this Agreement has been taken by the Reinsurer. The Reinsurer has full corporate authority to enter into and perform this Agreement, and this Agreement has been executed by duly authorized officers of the Reinsurer;

           d. Neither the execution nor the performance of the terms of this Agreement will in any material way conflict with, result in a breach of or constitute a default under any order, judgment or decree by which the Reinsurer is bound, or under the corporate charter or articles of incorporation or By-Laws of the Reinsurer, or require the consent of any other person to any contract of instrument to which the Reinsurer is a party, except as provided in this Agreement or as will be obtained.

           8.2 The Company hereby makes the following representations and warranties to the Reinsurer:

           a. The Company is a stock corporation duly organized, validly existing and in good standing under the law of the State of Texas;

           b. All corporate action necessary for the execution and performance of this Agreement has been taken by the Company. The Company has full corporate authority to enter into and perform this Agreement, and this Agreement has been executed by duly authorized officers of the Company;

           c. Neither the execution nor the performance of the terms of this Agreement will in any material way conflict with, result in a breach of or constitute a default under any order, judgment or decree by which the Company is bound, or under the corporate charter or articles of incorporation of By-Laws of the Company, or require the consent of any other person to any contract or instrument to which the Company is a party, except as provided in this Agreement or as will be obtained.

           9.        GENERAL PROVISIONS

           9.1 Expenses. All expenses incurred by or on behalf of the parties hereto in connection with the authorization, preparation, execution and consummation of this Agreement, including, without limitation, all fees and expenses of agents, representatives, printers, counsel and accountants employed by the parties hereto and all taxes, shall be borne solely by the party which shall have incurred the same.

           9.2 Cooperation. The parties hereto agree to cooperate in making effective the transactions contemplated by this Agreement and each of them will, at the request of any of the other parties, join in making any action which, though not specified herein, may be reasonably required to be taken in order to consummate the transactions contemplated in the Agreement.

           9.3 Notices. All notices, statements or demands shall be in writing and shall be served in person, by telegraph, by express mail, by certified mail or by private overnight delivery. Service shall be deemed conclusively made (a) at the time of service, if personally served, (b) at the time (as confirmed in writing by the telegraphic agency) of delivery thereof to the addressee, if served telegraphically, (c) twenty-four (24) hours after deposit in the United State mail, properly addressed and postage prepaid, if served by express mail,
(d) five (5) days after deposit in the United Sates mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail and (e) twenty-four (24) hours after delivery by the party giving the notice, statement or demand to the private overnight deliverer, if served by private overnight delivery.

           Any notice or demand to the Company shall be given to:

                     Pacific Life and Accident
                     717 N. Harwood Street
                     Dallas, Texas 75201
                     Attn: President
                     Telephone:  (214) 954-7010
                     Facsimile: (214) 954-7906


           Any notice or demand to the Reinsurer shall be given to:


                     Pioneer Security Life Insurance Company
                     425 Austin Avenue
                     Waco, Texas 76701
                     Attn: President
                     Telephone: (254) 297-2711
                     Facsimile: (254) 297-7710

                     and with copy to: Joe Dunlap, Vice President

Any party may, by virtue of written notice in compliance with this paragraph, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent.

           9.4 Captions. The captions to the various paragraphs and subparagraphs of this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express terms and conditions of this Agreement.

           9.5 Assignment: Binding Effect. This Agreement shall not be assigned by either party without the prior written consent of the other and any attempt to assign this Agreement without such consent shall be void. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the permitted transferees, successors and assigns of either party.

           9.6 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties thereof.

           9.7 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

           9.8 Venue. Any action concerning a dispute arising out of or concerning this Agreement regarding the interpretation of this Agreement, or regarding the relationships among the parties created pursuant to the Agreement or the negotiations leading to its execution shall be filed only in the United Sates District Court in Texas or in a Court of the State of Texas.

           9.9 Severability. The invalidity of any term or terms of this Agreement shall not affect any other term of this Agreement, which shall remain in full force and effect.

           9.10 Counterparts. This Agreement may be executed in counterparts which, taken together, shall constitute the whole of the Agreement as between parties.

           9.11 This Agreement, the Assumption and Reinsurance Agreement and the Service Agreement of even date herewith entered into between the Reinsurer and the Company constitute the entire reinsurance agreement between the parties with respect to the business being reinsured hereunder and that there are no other understandings between the parties other than as expressed in this Agreement, the Assumption and Reinsurance Agreement and the Service Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first hereinabove written.

                                  "Reinsurer"

                 PIONEER SECURITY LIFE INSURANCE COMPANY,
                 A Texas Corporation

                 By:
                    --------------------------------------------

                 Its:
                     -------------------------------------------

                                    "Company"


                 PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY,
                 A Texas Corporation

                 By:
                    --------------------------------------------

                 Its:
                     -------------------------------------------

                                  Schedule 5.3
                                  ------------

           The Company and the Reinsurer agree to the following pursuant to
Section 1.848-2(g) (8) of the Treasury Regulations issued under Section 848 of the Internal Revenue Code of 1986, as amended (hereinafter "Section 1.848-2(g)
(8)").

           1. As used below, the term "party" will refer to the Company or the Reinsurer as appropriate.

           2. As used below, the phrases "net positive consideration", "capitalize specified policy acquisition expenses", "general deductions limitation", and "net consideration" shall have the meaning used in Section 1.848-2(g) (8).

           3. The party with net positive consideration for this Agreement for any taxable year beginning with the taxable year prescribed in paragraph 5 below will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation.

           4. The parties agree to exchange information pertaining to the amount of net consideration under this Agreement to ensure consistency.

           5. This election shall be effective for 2000 and all subsequent taxable years for which this Agreement remains in effect.

                                    EXHIBIT D
                                    ---------


                      SERVICE AND ADMINISTRATION AGREEMENT



           This SERVICE AND ADMINISTRATION AGREEMENT (the "service Agreement") is entered into this _____ day of ___________________ 2000 by and between PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY, a Texas insurance company ("Pacific"), and PIONEER SECURITY LIFE INSURANCE COMPANY, a Texas insurance company ("Pioneer"), with reference to the following facts:



                                    RECITALS
                                    --------

           A. Pacific has entered into an Assumption and Reinsurance Agreement with Pioneer pursuant to which Pacific is transferring a substantial portion of its assets and liabilities, including but not limited to policy liabilities, to Pioneer and Pioneer is assuming and reinsuring all of Pacific's policies and liabilities except (i) each policy whose transfer to Pioneer by way of assumption is not permitted because not all of the regulatory approvals or policyholder approvals have been received by the effective date of the Assumption and Reinsurance Agreement ("Interim Policies") and (ii) each policy the transfer of which is rejected by the policyholder or which is deemed rejected by operation of law, unless such policy can be legally reinsured under the Assumption and Reinsurance Agreement (the "Rejected Policies").

           B. With respect to the Interim Policies and the Rejected Policies, Pacific has entered into a coinsurance agreement with Pioneer pursuant to which Pioneer shall coinsure one hundred percent (100%) of the liabilities of Pacific with respect to all Interim Policies and Rejected Policies ("Coinsurance Agreement"). Capitalized terms not defined in this Service Agreement will have the meanings given them under the Coinsurance Agreement.

           C. Pacific desires to use the services of Pioneer for handling, managing, supervising and administering substantially all activities relating to the examination, administration and processing of the Interim Policies and the Rejected Policies on the Effective Date (as herein after defined).

           D. In consideration of Pacific's execution of the Assumption and Reinsurance Agreement and Coinsurance Agreement Pioneer has agreed to provide services with respect to the Interim Policies and the Rejected Policies on the terms and subject to the conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the mutual convenants and agreements hereinafter set forth, the parties agree as follows:

           1. ADMINISTRATIVE SERVICES TO BE PERFORMED BY PIONEER

           1.1 Pioneer agrees to perform all services necessary for, and incident to, the proper management and administration of the Interim Policies and the Rejected Policies, including but not limited to collection of premium, underwriting, policy service, processing and payment of claims and benefits payments, payment of expenses and commission payments and maintenance of accounting and recordkeeping. Pioneer's services shall be performed only with respect to the Interim Policies and the Rejected Policies and shall not extend to any other insurance business or activity or Pacific.

           1.2 The premium collection, underwriting and policy services will include but are not limited to the following:

               a. Preparation and mailing of premium notices to insureds under the Interim Policies and the Rejected Policies in accordance with Pacific's previous practices with the then effective rates.

               b. Collection of any receipt for premiums. Premiums shall be collected and administered as provided in Paragraph 2.1 below. In addition, Pioneer shall administer and maintain all arrangements for automatic pre-authorized deductions from bank accounts, salary deduction plans and government allotments.

               c. Resolution by Pioneer of all billing errors and billing complaints and inquiries.

               d. Transmission of additional premium notices, termination notices, lapse notices, reinstatement offers, increase notices and other notices to insureds on a timely basis.

               e. Underwriting and processing of any and all policy changes and reinstatements.

               f. Effectuation of surrenders, cancellations or terminations of the Interim Policies and the Rejected Policies in accordance with local statutory restrictions, if any, affecting surrenders, cancellations or terminations.

               g. Effectuation of loans, partial withdrawals and policy changes.

               h. Receipt and processing of incoming general correspondence and maintenance of a separate file of all such correspondence (which correspondence will be made available to Pacific upon request).

               i. Prompt notice to Pacific of regulatory inquiries, complaints and all threatened or filed lawsuits and provision of the records relating to such regulatory inquiries, complaints and lawsuits.

               j. Prompt notice to Pacific of any pending or threatened claim litigation or service of suit and management of such litigation, including but not limited to the engagement of counsel, preparation of strategy and settlement, trial or appeal of any such litigation: provided, however, that Pioneer shall consult with Pacific with respect to such management and shall act in accordance with the direction of Pacific with respect to any matter which in the reasonable view of Pacific impacts the reputation of Pacific.

               k. Provision to Pacific on a timely basis and as reasonably requested by Pacific of all information and data necessary for Pacific to prepare and submit all federal, state and local filings, including but not limited to Form 1099 and all other required Internal Revenue Service forms with respect to payments to agents, insured and vendors.

               l. Provision of such services to policyholders of the Interim Policies and the Rejected Policies and performance of such other incidental duties as may be from time to time reasonably requested in writing by Pacific.

           1.3 The processing and payment of claims and benefits payments will include but is not limited to the following services:

               a. Examination, processing and payment or other disposition of all claims for benefits promptly and in strict accordance with the provisions of the relevant Interim Policy and the Rejected Policy, including but not limited to: determination of the eligibility of insureds and appropriate benefits for all claims submitted with respect to the Interim Policies and the Rejected Policies; maintenance of files substantiating the basis on which such claims are approved or denied in accordance with reasonable and standard claim practices and procedures; recording the disposition of all such claims paid to claimants; and notification to eligible claimants of the disposition of their claims;

               b. Preparation of and transmittal to insureds of drafts for the payment of insured claims, which drafts will be signed only by such persons(s) and in such amounts as may be authorized by Pacific; and monthly transmittal to Pacific of copies of drafts indicating amounts withheld for taxes, if applicable, and other information as Pacific may reasonably require to control the payment of insured claims. This information is to be furnished to Pacific in a manner mutually agreed upon by the parties.

               c. Preparation and handling of disputed claims to resolution;

           1.4 With respect to the administration of expense and commission payments, Pioneer shall be responsible for the payment of all expenses related to the Interim Policies and the Rejected Policies, which expenses shall include but shall not be limited to personnel, materials, commissions, reinsurance premiums and charges, claims and benefits payment, banking services and materials (including bank drafts and all similar documentation) in connection with payments to policyholders, postage, mailings and equipment which may be needed for, or appurtenant to, the proper and effective performance of such services.

           1.5 Services relating to the maintenance of accounting and recordkeeping will include but are not limited to the following:

               a. Preparation by Pioneer and submission to Pacific of the following reports on a timely basis or as otherwise requested by
        Pacific:

               Premium collection and deposits, with State and Municipal detail as needed;

               Terminated cases;

               Commissions paid;

               Claims paid and pending;

               Unearned premium;

               Due and uncollected premium;

               Policy Experience Exhibit;

               Valuation reserves computed in accordance with statutory methods, generally accepted accounting principles and tax purposes;

               Policy exhibit;

               Accounting and trial balance;

               Exhibits 5 and 6 expense reports attached to the statutory annual statement of Pacific;

               Financial information necessary for the preparation by Pacific of all tax returns, reports and regulatory filings; and

               All documentation necessary to evidence compliance with all relevant provisions of the Internal Revenue Code of 1986, as amended (the "IRC", and the Treasury Regulations promulgated thereunder, including but not limited to Sections 72, 7702 and 7702A.

               b. Maintenance and preservation of full and complete, true and accurate records relating to the Interim Policies and the Rejected Policies, including but not limited to accounting and statistical records, premium and coverage records and claim files, in a manner as mutually agreed upon between Pioneer and Pacific, in compliance with all applicable statutes and in a form usable by Pacific and the Commissioner of any state department of insurance (a "Commissioner"). The records shall be maintained at the offices of Pioneer during the term of this Service Agreement and for such time thereafter as specified by Pacific; provided, however, that Pioneer shall make such records available to a duly authorized representative of Pacific or a Commissioner for inspection and copying in compliance with all applicable laws, rules and regulations and upon reasonable advance written request during normal business hours at the office of Pioneer.

           1.6 Pioneer shall perform all of the duties and responsibilities of Pacific specified in the Coinsurance Agreement.

           1.7 All services of Pioneer will be performed with reasonable care, skill, diligence, and prudence in good faith compliance with the terms of this service Agreement and consistent with contemporaneous industry standards in a timely and efficient manner sufficient to enable Pacific properly to administer and control payment of its claims and to demonstrate compliance with all applicable provisions of the Texas Insurance Law or any other state or federal law, as applicable as well as all pertinent rules and regulations adopted pursuant to said laws.

           2. ESTABLISHMENT OF FIDUCIARY ACCOUNT AND REPORTS



           2.1 All payments received with respect to the Interim Policies and the Rejected Policies, including but not limited to all premium and other related income, shall be collected by Pioneer on behalf of Pacific and promptly deposited by Pioneer in a fiduciary account in the name of Pacific (the "Account"). All such amounts collected by Pioneer on behalf of Pacific are the property of Pacific and are held by Pioneer in a fiduciary capacity as trust funds for the benefit of Pacific. Duly authorized officers of Pioneer acceptable to Pacific shall have signatory power with respect to the Account. All amounts payable with respect to the Interim Policies and the Rejected Policies, including but not limited to the following, shall be paid by Pioneer from the Account (or related disbursement accounts):

               a. Valid claims and benefit payments under the Interim Policies and the Rejected Policies, including surrender value payments, if any, from the Effective Date (as defined in Paragraph 4.1 below);

               b. Commission expenses from the Effective Date;

               c. All related Exhibit 5 and Exhibit 6 expenses from the Effective Date; and

               d. Payments to reinsurers of the Interim Policies and the Rejected Policies.

           2.2 All account balances shall be settled on a daily basis. Any positive net balance resulting from such settlement shall be remitted daily to Pioneer pursuant to the Coinsurance Agreement; however, in the event of any daily negative net balance, Pioneer shall promptly deposit into the Account within twenty-four (24) hours of such settlement an amount equal to such underage. Pioneer shall make such arrangements with the bank in which the Account is maintained as are necessary to ensure that no check written on the Account will be deemed unplayable by reason of insufficient funds.

           2.3 A statement of account and supporting documents as may be reasonably requested by Pacific reflecting the amounts paid under Paragraph 2.1 above shall be prepared by Pioneer and submitted to Pacific on a quarterly basis by United States Mail, First Class, postage prepaid. Such statement of account shall include the following information in both detail and summary format:

               a. Net Premiums Received: All amounts received during the calendar quarter at the offices of Pioneer with respect to the Interim Policies and the Rejected Policies less the amount of premiums returned to the policyholder or to his account;

               b. Expenses: All expenses related to the administration of the Interim Policies and the Rejected Policies for the calendar quarter, including but not limited to premium tax expense:

               c. Agent's Commission: Commissions applied during the calendar quarter to Net Premiums Received; and

               d. Claims and Benefits Paid: All amounts paid during the calendar quarter with respect to claims arising under the Interim Policies and the Rejected Policies.

           2.4 Pioneer has no interest in the premiums collected by it and shall make no deductions therefrom. Pioneer shall not make personal use of any other such funds either in paying expenses of its business or otherwise.

           2.5 Pioneer shall provide Pacific the data required for statutory statistical reporting within thirty (3) days following the calendar quarter for which the data are collected.

           3. RELATIONSHIP OF PARTIES

           3.1 The relationship of Pioneer to Pacific shall be that of independent contractor and nothing herein contained shall create or be deemed to create a partnership for tax or other purposes or the relationship of employee and employer between the parties.

           3.2 At all times during the term of this Service Agreement, Pacific, by its duly authorized representative, shall have the right, at any time and from time to time on reasonable notice, to audit and inspect all records, accounts and systems of and the performance of services by Pioneer with respect to the Interim Policies and the Rejected Policies and Pioneer will use its best efforts to assist any such audit or inspection during normal business hours.

           4. DURATION AND TERMINATION

           4.1 Except as set forth in the following paragraph, this Service Agreement will become effective as soon as all notice to and/or approval from appropriate regulatory authorities has been given (herein called the "Effective Date"). On the date the Coinsurance Agreement becomes effective, this Service Agreement will be perpetual, permanent and noncancellable and will continue in full force and remain in effect until such time as all liabilities with respect to the Interim Policies and the Rejected Policies have been discharged or have otherwise expired.

           4.2 Notwithstanding the foregoing paragraph, this Service Agreement may be terminated by Pacific in its sole and absolute discretion upon the occurrence of any one or more of the following events:

               a. Any material failure by Pioneer in keeping, observing or performing any of the material terms, covenants, agreements, provisions or conditions contained in this Service Agreement (each such failure, a "Services Default"). Pacific shall provide Pioneer with a notice of default, which specifically identifies the nature of the Services Default. Thereafter, Pioneer shall have fifteen (15) business days following its receipt of the notice of default in which to cure such Services Default and, if such cure is reasonably acceptable to Pacific, Pacific shall so advise Pioneer of such acceptance and Pioneer shall continue to perform under this Service Agreement; provided, however, that if in its sole discretion Pacific determines that the proposed remedy does not cure the Services Default, then Pacific may terminate this Service Agreement as provided herein.

               b. A writ of execution or attachment or any similar process issued or levied against all or any part of the assets or property of Pioneer;

               c. The commencement of any rehabilitation, conservation or liquidation proceeding by any state insurance regulatory authority with respect to Pioneer to satisfy an obligation when due; or

               d. The seizure of the business or assets of Pioneer by the United States or any political or governmental unit or subdivision thereof.

           5. DATA OWNERSHIP AND CONTROL

           Pioneer agrees that all records and other data as they relate, in whole or part, to the Interim Policies and the Rejected Policies including, without limitation, files, input materials, reports and forms that are received, computed, developed, used and/or stored during the term or and pursuant to the term of and pursuant to this Service Agreement are the exclusive property of Pacific, and that all such records and other data, whether maintained in written or electronic format, shall be furnished to Pacific by Pioneer upon termination of this Service Agreement; provided, however, that delivery may be in a form the same as currently maintained by Pioneer or in a mutually agreeable form.

           6. CONFIDENTIALITY

           Pioneer will safeguard and protect the confidentiality of all records including, but not limited to, accounting and statistical records, premium and coverage records, claims files, policyholder information, actuarial data, correspondence and all other proprietary information with respect to Pacific and Pacific's policyholders. In the event that either party is served with any order or demand by any governmental agency or other regulatory body, the receiving party will provide the other party with prompt notice of such order or demand so that the other party may seek appropriate protective relief if it so desires.

           7. INDEMNIFICATION

           7.1 Indemnification of Pacific. Pioneer shall indemnify and hold Pacific harmless of and from any and all loss, liability, damage or expense, including, without limitation, fines, penalties, and reasonable attorneys' fees, court costs and Extracontractual Damages, (i) which Pacific may incur or to which Pacific may be subjected by any governmental regulatory or administrative body (including but not limited to the Texas Insurance Department, the Internal Revenue Service or any other federal or state governmental body and whether by way of decision on the merits, settlement, consent decree or otherwise) and which arises out of any fault or failure on the part of Pioneer properly to perform the services contemplated by this Service Agreement in a manner consistent with the standard set forth in Paragraph 1.7 hereof except such acts or omissions as shall be expressly authorized in writing by an officer of Pacific or its duly appointed outside counsel; (ii) resulting from any fraud, embezzlement or other similar defalcation committed or aided or abetted by Pioneer or by its officers, agents or employees; or (iii) resulting from any breach by Pioneer of any representation, covenant or agreement made by Pioneer pursuant to the Service Agreement.

           7.2 Indemnification of Pioneer. Except as limited by Paragraph 7.6 below, Pacific shall indemnify and hold Pioneer harmless of and from any and all loss, liability, damage or expense, including, without limitation, fines, penalties, court costs and reasonable attorneys' fees, which Pioneer may incur or to which Pioneer may be subject by any governmental regulatory or administrative body (including but not limited to the Texas Insurance Department, the Internal revenue Service or any other federal or state governmental body and whether by way of decision on the merits, settlement, consent decree or otherwise) and which arises out Pioneer's compliance with an express written instruction by an officer of Pacific or its duly appointed outside counsel.

           7.3 Defense of Claims and Demands Against Pacific. Except as otherwise provided in Paragraph 7.7 below in the event of any claim or demand against Pacific which is subject to the right of indemnification provided in Paragraph 7.1 hereof, Pioneer shall have the right to assume the control of the defense, compromise or settlement thereof at its own expense, with employment of counsel satisfactory to Pioneer, provided that any compromise or settlement shall be approved by Pacific, which approval shall not be unreasonable withheld.

If Pioneer assumes control, Pacific shall have the right to participate in such defense, compromise or settlement; provided, however that no costs incurred by Pacific thereafter in connection with such participation shall be considered costs, expenses or damages subject to indemnification hereunder. If Pioneer does not elect to defend any such claim or demand, Pacific may do so, but shall have no obligation to do so. Pioneer shall not be liable for any settlement of any claim or demand effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such claim or demand, Pioneer agrees to indemnify and hold harmless Pacific to the extent provided in this Article 7 by reason of such settlement or judgment, which indemnification shall include compensation for damages incurred as a result of non-monetary penalties.

           7.4 Defense of Claims and Demands Against Pioneer. Except as otherwise provided in Paragraph 7.7 below, in the event of any claim or demand against Pioneer or any of its officers, directors, affiliates, successors and assigns which is subject to the right of indemnification provided in Paragraph
7.2 hereof, Pacific shall have the right to assume the control of the defense, compromise or settlement thereof at its own expense, with employment of counsel satisfactory to Pioneer, provided that any compromise or settlement shall be approved by Pioneer, which approval shall not be unreasonably withheld. If Pacific assumes control, Pioneer shall have the right to participate in such defense, compromise or settlement; provided, however, that no costs incurred by Pioneer thereafter in connection with such participation shall be considered costs, expenses or damages subject to indemnification hereunder. If Pacific does not elect to defend any such claim or demand, Pioneer may do so, but shall be considered costs, expenses or damages subject to indemnification hereunder. If pacific does not elect to defend any such claim or demand, Pioneer may do so, but shall have no obligation to do so. Pacific shall not be liable for any settlement of any claim or demand effected with its written consent (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such claim or demand, Pacific agrees to indemnify and hold harmless Pioneer to the extent provided in this Article 7 by reason of such settlement or judgment, which indemnification shall include compensation for damages incurred as a result of non-monetary penalties.

           7.5 Notice of Claims. Each party shall give prompt written notice to the other party of any facts which are likely to result in a claim under any of the indemnification provisions of this Article 7.

           7.6 Defense of Tax Claims. Notwithstanding any of the other provisions of this Service Agreement, the defense, litigation and settlement of any claim or demand brought or asserted by any governmental taxing authority, including but not limited to the Internal Revenue Service, against any party to this Service Agreement shall be controlled by the party against whom such claim or demand is asserted or brought.

           8. REPRESENTATION AND WARRANTIES

           8.1 Pioneer hereby makes the following representations and warranties to Pacific:

               a. Pioneer is a stock corporation duly organized, validly existing and in good standing under the law of the State of Texas and is licensed to do business in the State of North Carolina.

               b. Pioneer has all licenses and authorizations necessary to provide the services described herein;

               c. All corporate action necessary for the execution and performance of this Service Agreement has been taken by Pioneer. Pioneer has full corporate authority to enter into and perform this Service Agreement and this Service Agreement has been executed by duly authorized officers of Pioneer;

               d. Neither the execution nor the performance of the terms of this Service Agreement will in any material way conflict with, result in a breach of or constitute a default under any order, judgment or decree by which Pioneer is bound, or under the corporate charter or articles of incorporation or By-Laws of Pioneer, or require the consent of any other person to any contract or instrument to which Pioneer is a party, except as provided in this Service Agreement or as will be obtained.

           8.2 Pacific hereby makes the following representations and warranties to Pioneer:

               a. Pacific is a stock corporation duly organized, validly existing and in good standing under the law of the State of Texas;

               b. All corporate action necessary for the execution and performance of this Service Agreement has been taken by Pacific. Pacific has full corporate authority to enter into and perform this Service Agreement and this Service Agreement has been executed by duly authorized officers of Pacific;

               c. Neither the execution nor the performance of the terms of this service Agreement will in any material way conflict with, result in a breach of or constitute a default under any order, judgment, or decree by which Pacific is bound, or under the corporate charter or articles of incorporation or By-Laws of Pacific , or require the consent of any other person to any contract or instrument to which Pacific is a party, except as provided in this Service Agreement or as will be obtained.

           9. MISCELLANEOUS

           9.1 All expenses incurred by or on behalf of the parties hereto in connection with the authorization, preparation, execution and consummation of this Service Agreement, including, without limitation, all fees and expenses of agents, representatives, printers, counsel and accountants employed by the parties hereto and all taxes, shall be borne solely by the party which shall have incurred the same.

           9.2 The parties hereto agree to cooperate in making effective the transactions contemplated by this Service Agreement and each party will, at the request of the other party, join in making any action which, though not specified herein, may be reasonably required to be taken in order to consummate the transactions contemplated in this Service Agreement.

           9.3 Except for the quarterly account statement identified in Paragraph 2.3, all notices, statements or demands shall be in writing and shall be served in person, by telegraph, by express mail, by certified mail or by private overnight delivery. Service shall be deemed conclusively made (a) at the time of service, if personally served, (b) at the time (as confirmed in writing by the telegraphic agency) of delivery thereof to the address, if served telegraphically, (c) twenty-four (24) hours after deposit in the United States mail, properly addressed and postage prepaid, if served by express mail, (d) five (5) days deposit in the United States mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail and (e) twenty-four hours after delivery by the party giving the notice, statement or demand to the private overnight deliverer, if served by private overnight delivery.

           Any notice or demand to Pacific shall be given to:

           Pacific Life and Accident Insurance Company
           717 N. Harwood Street
           Dallas, TX  75201
           Attn:  President
           Telephone: (214) 954-7010
           Facsimile: (214) 954-7906

           Any notice or demand to Pioneer shall be given to:

           Pioneer Security Life Insurance Company
           425 Austin Avenue
           Waco, TX  76701
           Attn:  President
           Telephone: (254) 297-2711
           Facsimile: (254) 297-7710

           and with a copy to: Joe Dunlap, Vice President



Any party may, by virtue of written notice in compliance with this paragraph, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent.

           9.4 Except as otherwise provided herein, this Service agreement shall not be assigned by either party without the prior written consent of the other and any attempt to assign this Service Agreement with such consent shall be void. All terms and provisions of this Service Agreement shall be binding upon and inure to the benefit of the permitted transferees, successors and assigns of either party.

           9.5 Any action concerning a dispute arising out of or concerning this Service Agreement, regarding the interpretation of this Service Agreement, or regarding the relationships among the parties created pursuant to this Service Agreement or the negotiations leading to its execution shall be filed only in the United States District Court in Texas or in a Court of the State of Texas.

           9.6 The invalidity of any term or terms of the Service Agreement shall not affect any other term of this Service Agreement, which shall remain in full force and effect.

           9.7 This Service Agreement shall not be modified or waived in whole or in part except by the express terms of a writing signed by the party against which such modification or waiver is sought to be enforced.

           9.8 No failure on the part of either party hereto to exercise any right, and no delay in exercising any right, shall operate as a waiver thereof, nor shall single or partial exercise of any right preclude any other future exercise thereof or the exercise of any other right.

           9.9 The headings to the various paragraphs of this Service Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express terms and conditions of this Service Agreement.

           9.10 Errors or omissions on the part of either party shall not invalidate this Service Agreement if such errors or omissions are corrected promptly after discovery.

           9.11 In addition to the records otherwise required to be maintained hereunder, the parties shall maintain records of all transactions undertaken pursuant to this Service Agreement. Such records shall be maintained in accordance with generally accepted standards of insurance bookkeeping for the duration of this Service Agreement and for five (5) years after its termination. Upon termination of this Service Agreement, Pioneer will transfer all records to pacific in an orderly and reasonable manner.

           9.12 This Service Agreement may be executed in counterparts which, taken together, shall constitute the whole of the service Agreement as between the parties.

           IN WITNESS WHEREOF, the parties hereto have executed this Service Agreement as of the date first set forth above.



                                     PACIFIC LIFE AND ACCIDENT INSURANCE

                                     COMPANY, a Texas corporation



                                     By:
                                        ---------------------------------------

                                     Title:
                                           ------------------------------------



ATTEST:



-----------------------------



                                     PIONEER SECURITY LIFE INSURANCE

                                     COMPANY, a Texas corporation



                                     By:
                                        ---------------------------------------

                                     Title:
                                           ------------------------------------



ATTEST:



-----------------------------

                                    EXHIBIT E
                                    ---------



                    INVESTMENT ACCOUNTING SERVICES AGREEMENT
                    ----------------------------------------



           This INVESTMENT ACCOUNTING SERVICES AGREEMENT (this "Agreement") is made as of February 4, 2000, by and among Pioneer Security Life Insurance Company, a Texas insurance corporation ("Pioneer"), Occidental Life Insurance Company of North Carolina, a Texas insurance corporation ("Occidental"), Pioneer American Insurance Company of Texas, a Texas insurance corporation ("Pioneer American"), American-Amicable Life Insurance Company of Texas, a Texas insurance corporation ("AA Life") (Pioneer, Occidental, Pioneer American and AA Life, collectively, the "Insurance Companies") and KB Management, L.L.C. ("Service Provider").

                              w i t n e s s e t h:
                              --------------------

           WHEREAS, each of the Insurance Companies underwrites and markets life insurance products and holds as assets various investments in cash and marketable securities;

           WHEREAS, each of the Insurance Companies has severally, but not jointly, established segregated accounts held under custody arrangements with banking institutions (the "Custodians") into which are deposited the cash and marketable securities owned severally, but not jointly, by the Insurance Companies;

           WHEREAS, Service Provider is an investment research, securities brokerage and insurance advisory firm with special expertise in the areas of asset and investment portfolio management;

           WHEREAS, the Insurance Companies wish to engage Service Provider to provide investment accounting services for the investment assets owned by the respective Insurance Companies for a period not to exceed four months; and

           WHEREAS, each of the Insurance Companies will engage a company to be its investment advisor (the "Advisor") and expects that the Advisor will provide such investment accounting services to each of the Insurance Companies after termination of this Agreement;

           NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

           1. Appointment. Each of the Insurance Companies hereby appoints Service Provider to provide the investment accounting services described herein (the "Services"), and Service Provider hereby accepts this appointment. Service Provider shall perform the Services in accordance with the insurance laws and regulations governing investments owned by life insurance companies promulgated by the particular state in which each of the Insurance Companies is organized (the "Regulations"), and Service Provider hereby represents that is generally familiar with the Regulations as such regulations exist as of the date hereof; provided, however, that Service Provider shall not be obligated to monitor periodic changes to the Regulations on an ongoing basis; provided further, that Service Provider shall comply with the Regulations to the extent that it has knowledge of them.

           2. Duties.

           (a) Service Provider shall faithfully perform for the Insurance Companies the same investment accounting services as have been provided by Service Provider to the Insurance Companies during the six months ending on the date hereof, with such changes to such services as may be reasonably requested by an Insurance Company, so long as such changes do not entail significant additional costs for Service Provider. All such services shall be performed by Service Provider to the best of its professional knowledge, skill and judgment, and in accordance with recognized industry standards.

           (b) In addition to the services set forth in Section 2(a) hereof, Service Provider shall (i) provide to the Advisor within 5 business days of the date of this Agreement a list of all investment assets owned by an Insurance Company, that are held in the name of any other entity (including PennCorp Financial Group, Inc., and to actively assist with both the transfer of such assets into the name of each of the Insurance Companies, as applicable, and the physical delivery to the appropriate Custodian of any documentation evidencing ownership of such assets and (ii) otherwise cooperate as reasonably requested by the Insurance Companies or the Advisor with the transitioning of the investment accounting function to the Advisor, including without limitation addressing questions that arise during the course of the Advisor's parallel processing of data with respect to the Insurance Companies' investment assets, as applicable.

           3. Term. This Agreement shall commence on the date hereof and shall continue in full force and effect until the completion of month-end processing for the month ended April 30, 2000, unless sooner terminated by any of the Insurance Companies on 30 (thirty) days prior written notice to Service Provider in which case this Agreement shall terminate with respect to such terminating Insurance Company in accordance with the terms of the termination notice. Any amounts due to Service Provider pursuant to Paragraph 6 hereof shall be due and payable through the date of termination of this Agreement.

           4. No Other Duties or Responsibilities of Service Provider. Each of the Insurance Companies expressly acknowledges and agrees that Service Provider shall perform no other services and have no other duties or responsibilities under this Agreement, with respect to the investment assets or otherwise, other than as specifically described in Paragraph 2 above. Without limiting the generality of the foregoing, in no event shall Service Provider have any duty or responsibility for the management, investment or monitoring of any of the Insurance Companies' investment assets.

           5. Custody of Assets. Service Provider shall not at any time act as custodian of the investment assets of any of the Insurance Companies and each of the Insurance Companies, severally, but not jointly, shall be fully responsible for all fees and other costs of the Custodian associated with the maintenance of the investment assets.

           6. Compensation. In consideration of Service Provider providing the Services to the Insurance Companies during the term of this Agreement, the Insurance Companies shall pay to Service Provider by wire transfer of immediately available funds, for the benefit of the Insurance Companies and the Advisor, $9,500 (the "Fee") for each full calendar month during which the Services are provided. The Insurance Companies shall pay a pro-rated portion of the Fee for any partial calendar month during which the Services are provided. The Fee shall be due and payable on the first business day of each month.

           7. Independent Contractor. Service Provider is retained by the Insurance Companies under this Agreement only for the purposes and to the extent set forth herein, and the relation of Service Provider to the Insurance Companies is and shall remain, during the term of this Agreement, that of an independent contractor.

           8. Confidentiality. Service Provider shall keep confidential and cause its representatives, agents, employees and advisors to keep confidential the books and records of the Insurance Companies required to be maintained pursuant to Paragraph 2 hereof. Service Provider agrees that all books and records it maintains for the Insurance Companies hereunder are the property of the Insurance Companies and it will surrender promptly to the Insurance Companies any of such records upon the Insurance Companies' request.

           9. Non-exclusivity. Service Provider and its officers may act and continue to act as investment advisors and asset managers for others, and nothing in this Agreement shall in any way be deemed to restrict Service Provider's rights to perform portfolio and investment management or other services for any other person or entity.

           10. Indemnification of Service Provider. Each of the Insurance Companies, severally, but not jointly, shall indemnify, defend and hold Service Provider, its affiliates, parent, directors, officers, agents, and employees harmless from and against any and all claims, suits, actions, liability, loss, expense or damage, including attorneys' fees due to or arising out of the performance by Service Provider of its obligations under this Agreement, unless such claims are a direct result of the gross negligence or willful misconduct of Service Provider or a breach of this Agreement by Service Provider.

           11. Indemnification of the Insurance Companies. Service Provider shall indemnify, defend and hold each of the Insurance Companies, and their respective affiliates, parent, directors, officers, agents, and employees, harmless from and against any and all claims, suits, actions, liabilities, losses, expenses or damages, including attorneys' fees, to the extent resulting from any breach of this Agreement by Service Provider.

           12. Non-assignability; Amendments. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto, and their respective successors and assigns. No party hereto shall assign its rights or obligations under this Agreement without the prior written consent of the other parties. This Agreement may be modified only by a written amendment signed by all parties hereto.

           13. Prior Agreements. This Agreement supersedes any prior agreements for understandings between the Insurance Companies and/or any of their affiliates and Service Provider with respect to the subject matter hereof.

           14. Reliance on Information. Service Provider shall be entitled to rely, without independent verification, on the accuracy and completeness of all information furnished to it by each of the Insurance Companies in furtherance of this Agreement, and on information obtained by Service Provider from the Custodians.

           15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           16. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if delivered personally or mailed, postage prepaid, or sent by overnight delivery or equivalent service or telecopy addressed to the respective address of such party set forth below:

           if to the Insurance Companies and/or the Advisor:
           -------------------------------------------------

                  [Address]



           if to Service Provider:
           -----------------------

                 KB Management, L.L.C.
                 717 N. Harwood Street
                 Dallas, Texas  75201
                 Attention: Scott D. Silverman
                 Facsimile No.:  (214) 954-7906


All notices will be deemed effective upon receipt if delivered personally or sent by overnight delivery or equivalent service or telecopy and, if sent by regular mail, ten (10) days after mailing. Either party hereto may change its address for the giving of notices by like notice to the other parties stating the new address.

           17. Severability. If any provision of this Agreement is held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall, nevertheless, remain in full force and effect in such jurisdiction.

           18. Headings. The headings of this Agreement are intended solely for convenience of reference and shall be given no effect on the construction or interpretation of this Agreement.

           19. Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Each party to this Agreement agrees that it will be bound by its own telecopy signature and that it accepts the telecopy signature of each other party to this Agreement.

           20. Third Party Beneficiary. The Advisor is intended to be a third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                       PIONEER SECURITY LIFE INSURANCE COMPANY


                       By:
                          ---------------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------


                       OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA


                       By:
                          ---------------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------


                       PIONEER AMERICAN INSURANCE COMPANY OF TEXAS


                       By:
                          ---------------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------


                       AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS


                       By:
                          ---------------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------


                       KB MANAGEMENT, L.L.C.


                       By:
                          ---------------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------

                                    EXHIBIT F
                                    ---------

SECTION 3.1 (B) - STATE LICENSES BY COMPANY

  ---------------------------------------------------------------------------------------------------------------------------------
                                                                     AA LIFE
  ---------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                 MISCELLANEOUS
  ---------------------------------------------------------------------------------------------------------------------------------
  Alabama              Life, Health, Accident & Hospitalization
  ---------------------------------------------------------------------------------------------------------------------------------
  Alaska               Life, Disability & Annuities
  ---------------------------------------------------------------------------------------------------------------------------------
  Arizona              Life, Disability
  ---------------------------------------------------------------------------------------------------------------------------------
  Arkansas             Life, Disability
  ---------------------------------------------------------------------------------------------------------------------------------
  California           Life, Disability
  ---------------------------------------------------------------------------------------------------------------------------------
  Colorado             Ordinary & Group Life, Accident & Health, Annuity
  ---------------------------------------------------------------------------------------------------------------------------------
  Connecticut          Life - Non-Participating & Participating
  ---------------------------------------------------------------------------------------------------------------------------------
  Delaware             Life, Including Annuities & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Dist of Col          Individual Life, Individual Accident & Health,
                       Individual Annuities
  ---------------------------------------------------------------------------------------------------------------------------------
  Florida              Life, Group Life & Annuities
  ---------------------------------------------------------------------------------------------------------------------------------
  Georgia              Life, Accident & Sickness
  ---------------------------------------------------------------------------------------------------------------------------------
  Hawaii               Life
  ---------------------------------------------------------------------------------------------------------------------------------
  Idaho                Life, Disability
  ---------------------------------------------------------------------------------------------------------------------------------
  Illinois             Life, Accident & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Indiana              Life, Accident & Sickness
  ---------------------------------------------------------------------------------------------------------------------------------
  Kansas               Life, Accident & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Kentucky             Life & Health                                             The Kentucky Department of Insurance has
                                                                                 alleged that the sales practices of a small
                                                                                 number of AA agents violated Kentucky insurance
                                                                                 regulations. The company has executed an Agreed
                                                                                 Order with the Kentucky Department and paid an
                                                                                 administrative penalty of $12,500 on
                                                                                 01/07/2000. The order includes a two-year
                                                                                 probationary period for the Company
  ---------------------------------------------------------------------------------------------------------------------------------
  Louisiana            Life, Health & Accident
  ---------------------------------------------------------------------------------------------------------------------------------
  Maine                Life
  ---------------------------------------------------------------------------------------------------------------------------------
  Maryland             Life & Health                                            The Maryland Insurance Department issued a
                                                                                draft for our review of the findings of their
                                                                                exam conducted with respect to the period of
                                                                                January 1993 to December 31, 1996. The report
                                                                                requests that AA Life sign a consent order and
                                                                                pay a fine of $100,000 immediately with an
                                                                                additional $100,000 fine stayed on the
                                                                                condition that there be no further violations
                                                                                for three years. The Texas Insurance Department
                                                                                has contacted the Maryland Insurance Department
                                                                                on our behalf. To date no definitive
                                                                                resolutions has been reached nor has the review
                                                                                been publicly released.
  --------------------------------------------------------------------------------------------------------------------------------
  Minnesota            Life & Accident
  Mississippi          Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Missouri             Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Montana              Life & Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Nebraska             Life, Sickness & Accident
  --------------------------------------------------------------------------------------------------------------------------------


                                       8

  ---------------------------------------------------------------------------------------------------------------------------------
                                                                     AA LIFE
  ---------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                 MISCELLANEOUS
  ---------------------------------------------------------------------------------------------------------------------------------
  Nevada               Life
  --------------------------------------------------------------------------------------------------------------------------------
  New Mexico           Life and/or Health
  --------------------------------------------------------------------------------------------------------------------------------
  North Carolina       Life, Annuities, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  North Dakota         Accident & Health, Life & Annuity
  --------------------------------------------------------------------------------------------------------------------------------
  Ohio                 Life, Accident, Sickness, Disability, Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Oklahoma             Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Oregon               Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Pennsylvania         Life, Annuities, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  South Carolina       Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  South Dakota         Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Tennessee            Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Texas                Life, Accident & Health                                  By the terms of a letter agreement dated
                                                                                September 22, 1998, Seller and certain of its
                                                                                subsidiaries have committed to provide certain
                                                                                financial information and notices of certain
                                                                                transactions to the Texas Department of
                                                                                Insurance with respect to business transacted
                                                                                within the State of Texas.
  --------------------------------------------------------------------------------------------------------------------------------
  Utah                 Life
  --------------------------------------------------------------------------------------------------------------------------------
  Virginia             Life, Accident & Sickness, Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Washington           Life
  --------------------------------------------------------------------------------------------------------------------------------
  West Virginia        Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Wisconsin            Life & Annuities, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Wyoming              Life & Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Guam                 Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Department of        All forms of insurance
  Defense
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                                PIONEER AMERICAN
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Alabama              Life, Health, Accident & Hospitalization
  --------------------------------------------------------------------------------------------------------------------------------
  Alaska               Life, Disability & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Arizona              Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Arkansas             Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  California           Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Colorado             Life, Accident & Health, Annuity
  --------------------------------------------------------------------------------------------------------------------------------
  Dist of Col          Individual Life, Individual Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Florida              Life, Group Life & Annuities, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Georgia              Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Hawaii               Life
  --------------------------------------------------------------------------------------------------------------------------------
  Idaho                Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Illinois             Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Indiana              Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Iowa                 Accident & Health, Hospital & Medical, Life & Annuities
  --------------------------------------------------------------------------------------------------------------------------------


                                       9

  --------------------------------------------------------------------------------------------------------------------------------
                                                                PIONEER AMERICAN
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Kansas               Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Kentucky             Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Louisiana            Life, Health & Accident, & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Maryland             Life
  --------------------------------------------------------------------------------------------------------------------------------
  Massachusetts        Accident, Health, Life
  --------------------------------------------------------------------------------------------------------------------------------
  Mississippi          Life, Accident, Health
  --------------------------------------------------------------------------------------------------------------------------------
  Missouri             Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Montana              Life & Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Nevada               Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  New Jersey           Life, Health & Accident, & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  New Mexico           Life And/or Health
  --------------------------------------------------------------------------------------------------------------------------------
  North Carolina       Life, Annuities, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Ohio                 Life, Accident, Sickness, Disability, Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Oklahoma             Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Oregon               Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  South Carolina       Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Tennessee            Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Texas                Life, Accident & Health                                  By the terms of a letter agreement dated
                                                                                September 22, 1998, Seller and certain of its
                                                                                subsidiaries have committed to provide certain
                                                                                financial information and notices of certain
                                                                                transactions to the Texas Department of
                                                                                Insurance with respect to business transacted
                                                                                within the State of Texas.
  --------------------------------------------------------------------------------------------------------------------------------
  Utah                 Life
  --------------------------------------------------------------------------------------------------------------------------------
  Virginia             Life, Accident & Sickness, Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Washington           Life
  --------------------------------------------------------------------------------------------------------------------------------
  West Virginia        Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Wyoming              Life & Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Puerto Rico          Life, Annuities, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Japan                Life
  --------------------------------------------------------------------------------------------------------------------------------
  Department of        All forms of insurance
  Defense
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                                PIONEER SECURITY
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Alabama              Life, Disability & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Alaska               Life, Disability & Annuities (License Cancelled
                       03/1/95)
  --------------------------------------------------------------------------------------------------------------------------------
  Arkansas             Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  California           Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Colorado             Life, Group Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Delaware             Life, Including Annuities & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Dist of Col          Individual Life, Individual Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Florida              Life, Group Life & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
                                        10

  --------------------------------------------------------------------------------------------------------------------------------
                                                                PIONEER SECURITY
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Georgia              Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Hawaii               Life
  --------------------------------------------------------------------------------------------------------------------------------
  Idaho                Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Illinois             Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Indiana              Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Kansas               Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Kentucky             Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Louisiana            Life, Health & Accident
  --------------------------------------------------------------------------------------------------------------------------------
  Maryland             Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Michigan             Life & Disability (License Surrendered 01/17/96)         Section 500.405 of the Michigan Insurance Code
                                                                                provides for the automatic revocation of the
                                                                                Michigan certificate of authority of a foreign
                                                                                insurer upon a change of control unless the
                                                                                insurer requalifies for a certificate of
                                                                                authority within 90 days following the change
                                                                                of control.
  --------------------------------------------------------------------------------------------------------------------------------
  Minnesota            Life & Accident                                          A three-year business plan is
                                                                                required for review and approval prior to
                                                                                writing any new business or accepting any
                                                                                deposits.
----------------------------------------------------------------------------------------------------------------------------------
Mississippi            Life, Accident & Health
----------------------------------------------------------------------------------------------------------------------------------
Missouri               Life, Accident & Sickness
----------------------------------------------------------------------------------------------------------------------------------
Montana                Life & Disability
----------------------------------------------------------------------------------------------------------------------------------
Nebraska               Life, Sickness & Accident
----------------------------------------------------------------------------------------------------------------------------------
Nevada                 Life, Health (License Cancelled 03/01/95)
----------------------------------------------------------------------------------------------------------------------------------
New Mexico             Life And/or Health
----------------------------------------------------------------------------------------------------------------------------------
North Carolina         Life, Annuities, Accident & Health
----------------------------------------------------------------------------------------------------------------------------------
North Dakota           Accident & Health, Life & Annuity
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma               Life, Accident & Health
----------------------------------------------------------------------------------------------------------------------------------
Oregon                 Life & Health
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania           Life, Annuities, Accident & Health
----------------------------------------------------------------------------------------------------------------------------------
South Carolina         Life, Accident & Health
----------------------------------------------------------------------------------------------------------------------------------
South Dakota           Life & Health
----------------------------------------------------------------------------------------------------------------------------------
Tennessee              Life, Disability, Accident & Health
----------------------------------------------------------------------------------------------------------------------------------
Texas                  Life, Accident & Health                                  By the terms of a letter agreement dated
                                                                                September 22, 1998, Seller and certain of its
                                                                                subsidiaries have committed to provide certain
                                                                                financial information and notices of certain
                                                                                transactions to the Texas Department of
                                                                                Insurance with respect to business transacted
                                                                                within the State of Texas.
----------------------------------------------------------------------------------------------------------------------------------
Utah                   Life, Annuity & Disability
----------------------------------------------------------------------------------------------------------------------------------
Virginia               Life, Accident & Sickness, Annuities
----------------------------------------------------------------------------------------------------------------------------------
Washington             Life
----------------------------------------------------------------------------------------------------------------------------------
West Virginia          Life, Accident & Sickness
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin              Life & Annuities, Disability
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom         Life
----------------------------------------------------------------------------------------------------------------------------------


                                       11

  --------------------------------------------------------------------------------------------------------------------------------
                                                                OCCIDENTAL
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Alabama              Life, Disability & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Alaska               Life, Health, Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Arizona              Disability, Life
  --------------------------------------------------------------------------------------------------------------------------------
  Arkansas             Life & Disability
  --------------------------------------------------------------------------------------------------------------------------------
  California           Life & Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Colorado             Life: Ordinary, Group Life, Accident & Health, Annuity
                       Contracts, Credit Life, Credit A&H
  --------------------------------------------------------------------------------------------------------------------------------
  Connecticut          Accident & Health, Life Non-Participating
  --------------------------------------------------------------------------------------------------------------------------------
  Delaware             Life, Including Annuities & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Dist of Col          Individual Life, Group Life, Individual Accident &
                       Health, Individual Annuities (Fixed & Variable), Group
                       Annuities (Fixed & Variable)
  --------------------------------------------------------------------------------------------------------------------------------
  Florida              Life, Group Life & Annuities, Credit Life/Health,        In a letter dated June 1999, the Florida
                       Credit Disability, And Accident & Health                 Insurance Department stated that Occidental did
                                                                                not meet the statutory capital requirements. As
                                                                                of the most recent Financial Statements
                                                                                Occidental does now meet this requirement. No
                                                                                further correspondence or request have been
                                                                                received.
  --------------------------------------------------------------------------------------------------------------------------------
  Georgia              Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Hawaii               Disability, Life
  --------------------------------------------------------------------------------------------------------------------------------
  Idaho                Disability, Excluding Managed Care, Life
  --------------------------------------------------------------------------------------------------------------------------------
  Illinois             Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Indiana              Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Iowa                 Accident & Health, Hospital & Medical, Life & Annuities
  --------------------------------------------------------------------------------------------------------------------------------
  Kansas               Life, Accident & Health                                  In a letter dated May 1999, the Kansas
                                                                                Insurance Department requested additional
                                                                                information regarding the financial position of
                                                                                Occidental and stating that Occidental may be
                                                                                required to make an additional security
                                                                                deposit. Occidental has furnished the
                                                                                information requested. No further request have
                                                                                been made by the Kansas Insurance Department.
  --------------------------------------------------------------------------------------------------------------------------------
  Kentucky             Life & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Louisiana            Life, Health & Accident
  --------------------------------------------------------------------------------------------------------------------------------
  Maine                Life, Health
  --------------------------------------------------------------------------------------------------------------------------------
  Maryland             Health, Life
  --------------------------------------------------------------------------------------------------------------------------------
  Massachusetts        Life, Accident, Health
  --------------------------------------------------------------------------------------------------------------------------------
  Michigan             Life & Annuities, Disability                             Section 500.405 of the Michigan Insurance Code
                                                                                provides for the automatic revocation of the
                                                                                Michigan certificate of authority of a foreign
                                                                                insurer upon a change of control unless the
                                                                                insurer requalifies for a certificate of
                                                                                authority within 90 days following the change
                                                                                of control.
  --------------------------------------------------------------------------------------------------------------------------------
  Minnesota                                                                     Life And Disability Company will notify MN, 60
                                                                                days prior to time it expects to exceed $60,000
                                                                                writing level, with a 3- year business plan
  --------------------------------------------------------------------------------------------------------------------------------


                                       12

  --------------------------------------------------------------------------------------------------------------------------------
                                                                OCCIDENTAL
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Mississippi          Life, Accident & Health, Credit Life; Credit Health &
                       Accident
  ---------------------------------------------------------------------------------------------------------------------------------
  Missouri             Life & Health; Life Annuities & Endowments, Accident &
                       Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Montana              Life & Disability
  ---------------------------------------------------------------------------------------------------------------------------------
  Nebraska             Life, Sickness & Accident
  ---------------------------------------------------------------------------------------------------------------------------------
  Nevada               Life And Health
  ---------------------------------------------------------------------------------------------------------------------------------
  New Hampshire        Life, Accident & Health                                  Effective September 30, 1997, company is
                                                                                restricted to servicing existing business.
  ---------------------------------------------------------------------------------------------------------------------------------
  New Jersey           Life, Annuities, Non-Participating Insurance Only
  ---------------------------------------------------------------------------------------------------------------------------------
  New Mexico           Life, Health
  ---------------------------------------------------------------------------------------------------------------------------------
  North Carolina       Life, Annuities (Excluding Variable Annuities),
                       Accident & Health, Including Hospitalization
                       (Cancelable & Non-Cancelable, Credit-Small Loans,
                       Credit-Other Than Small Loans)
  ---------------------------------------------------------------------------------------------------------------------------------
  North Dakota         Life & Annuity, Accident & Health, Credit Life & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Ohio                 Life, Accident & Health, Disability, Annuities
  ---------------------------------------------------------------------------------------------------------------------------------
  Oklahoma             Life, Accident & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Oregon               Life & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Pennsylvania         Life & Annuities, Accident & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Rhode Island         Life, Accident & Health & Annuity (Except Variable
                       Annuity)
  ---------------------------------------------------------------------------------------------------------------------------------
  South Carolina       Life, Accident & Health
  ---------------------------------------------------------------------------------------------------------------------------------
  South Dakota         Life, Health
  ---------------------------------------------------------------------------------------------------------------------------------
  Tennessee            Life, Disability, Credit
  ---------------------------------------------------------------------------------------------------------------------------------
  Texas                Life, Accident & Health                                   By the terms of a letter agreement dated
                                                                                 September 22, 1998, Seller and certain of its
                                                                                 subsidiaries have committed to provide certain
                                                                                 financial information and notices of certain
                                                                                 transactions to the Texas Department of
                                                                                 Insurance with respect to business transacted
                                                                                 within the State of Texas.
  --------------------------------------------------------------------------------------------------------------------------------
  Utah                 Life, Annuity, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  Vermont              Authorized To Transact Business As Authorized In          Voluntarily agreed to notify VT DOI 90 days in
                       Charter, i.e. transaction of any and all kinds, writing   advance of
                       new business. classes, types and forms of life, accident
                       and health insurance, annuity contracts of every type and
                       combinations of any two or more of such insurance
                       business as is now or hereafter permitted and authorized
                       under the laws of the State of Texas, the Dist of
                       Columbia, or any state, nation, country, territory,
                       possession or principality in which the corporation is
                       authorized to do business; to reinsure any such risk or
                       any part thereof ceded to it by other insurance
                       companies; to hold and own one or more insurance
                       subsidiaries; and the transaction of any and all lawful
                       business not inconsistent with the purposes enumerated
                       herein.
  ---------------------------------------------------------------------------------------------------------------------------------


                                       13

  --------------------------------------------------------------------------------------------------------------------------------
                                                                OCCIDENTAL
  --------------------------------------------------------------------------------------------------------------------------------
         STATE              LINE OF BUSINESS PER CERTIFICATE OF AUTHORITY                      MISCELLANEOUS
  --------------------------------------------------------------------------------------------------------------------------------
  Virginia             Life, Industrial Life, Credit Life, Annuities,
                       Accident & Sickness, Credit Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Washington           Life, Disability
  --------------------------------------------------------------------------------------------------------------------------------
  West Virginia        Life, Accident & Sickness
  --------------------------------------------------------------------------------------------------------------------------------
  Wisconsin            Life (Non-Participating), Disability
   -------------------------------------------------------------------------------------------------------------------------------
  Wyoming              Life, Disability, Variable Products
   -------------------------------------------------------------------------------------------------------------------------------
  Guam                 Life, Accident & Health
   -------------------------------------------------------------------------------------------------------------------------------
  Puerto Rico          Life, Disability
   -------------------------------------------------------------------------------------------------------------------------------
  US Virgin Islands    Life, Accident & Health
   -------------------------------------------------------------------------------------------------------------------------------
  British Virgin       Life, Accident & Health
  Islands
   -------------------------------------------------------------------------------------------------------------------------------
  Cayman Islands,      Various Life, Annuities, Accident & Health
  British West Indies
   -------------------------------------------------------------------------------------------------------------------------------
  Puerto Rico          Life & Disability
   -------------------------------------------------------------------------------------------------------------------------------
  Panama               License Was Cancelled By DOI 09/30/97
   -------------------------------------------------------------------------------------------------------------------------------
  Northern Mariana     Disability & Life
  Islands
   -------------------------------------------------------------------------------------------------------------------------------
  Anguilla             Life, Accident & Health
  --------------------------------------------------------------------------------------------------------------------------------
  Department of        All forms of insurance
  Defense
  --------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT G
                                    ---------

                           SECTION 3.3 - NO VIOLATION

Various software licenses possessed by each of AA Life and Occidental require notification to and consent from the vendor upon any change of control, which may include a transfer fee.

With respect to each of Occidental and Pioneer Security, Section 500.405 of the Michigan Insurance Code provides for the automatic revocation of the Michigan Certificate of Authority of a foreign insurer upon a change of control unless the insurer requalifies for a Certificate of Authority within 90 days following the change of control.

                                    EXHIBIT H
                                    ---------

                        SECTION 3.7(D) - STATE OBJECTIONS


In a letter dated June 1999, the Florida Insurance Department stated that Occidental did not meet the statutory capital requirements. As of the most recent Financial Statements Occidental does now meet this requirement. No further correspondence or requests have been received.

In a letter dated May 1999, the Kansas Insurance Department requested additional information regarding the financial position of Occidental and stated that Occidental may be required to make an additional security deposit. Occidental has furnished the information requested. No further requests have been made by the Kansas Insurance Department.

                                    EXHIBIT I
                                    ---------

                        SECTION 3.12 - CERTAIN AGREEMENTS

Debt Obligations:
----------------

$73,000,000 Note, dated August 31, 1994, made by Pioneer in favor of Seller, as amended January 1, 1997; current outstanding balance: $48,184,538. As part of this transaction this Note will be paid in full.

$63,700,809 Note, dated July 1, 1997, made by Pioneer in favor of Seller; current outstanding balance of $60,150,961.

Contracts Involving Annual Payments in Excess of $200,000:
---------------------------------------------------------

Each of AA Life, Occidental and Pioneer utilize Tillinghast - Towers Perrin for various consulting projects including appraisals, reinsurance reviews and due diligence questions. There is no ongoing obligation to utilize the services of Tillinghast - Towers Perrin, however, past fees paid have been in excess of $200,000 annually for each of above.

The Insurance Companies utilize KPMG Peat Marwick LLP as its independent auditors, the aggregate cost of which services exceed $200,000. There is no ongoing obligation to utilize the services of KPMG Peat Marwick LLP, however, past fees paid have been in excess of $200,000 annually for each of above.

The Insurance Companies contract with IBM Credit Corp. concerning certain Mainframe Hardware/Software under a 36 month lease which expires September 30, 2002. Fees under the lease exceed $200,000 annually.

Employment Agreement, dated September 1, 1999, between AA Life and Lanny Peavy

Occidental pays PennCorp Financial Inc. (a non-affiliated company) a monthly fee of $83,000.00 for data center/operating maintenance and support services. There are substantial monetary penalties for early termination of the agreement.

Agreements with Non-Competition Provisions:
-------------------------------------------

Pursuant to that certain Stock Purchase Agreement, dated December 31, 1998, among GE Financial Assurance Holdings, Inc., Pacific Life and Accident Insurance Company, for a period of five years from the Closing Date (as defined therein) neither Occidental nor any of certain other affiliates may market and sale of insurance products through agents utilized by Professional Insurance Corporation as of the Closing Date (as defined therein).

Other Material Contracts
------------------------

Renewal of Group Policies Agreement dated December 1, 1988, among Officers Benefit Association, AA Life, Pioneer and Pioneer American, as extended until December 1, 2000.

Pursuant to the Service and Administration Agreement between Occidental and Peninsular Life Insurance Company, the administration of the Peninsular business is being processed in consideration of the execution of the Assumption and Coinsurance Agreements.

                                    EXHIBIT J
                                    ---------

SECTION 3.13(A) - EMPLOYEES

-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                           TITLE                        EMPLOYEE NAME                     TITLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     English, Delvernia         Sr File Clerk
-----------------------------------------------------------------------------------------------------------------------------------
Abney, Jennifer                 Systems Control Clerk                Evans, Ryshekia W          Underwriting Tech Asst
-----------------------------------------------------------------------------------------------------------------------------------
Aiello, Gary E.                 AVP-Marketing                        Farris, Mary L.            Mgr - Field Financing
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Fewell, Rex                Correspondent
-----------------------------------------------------------------------------------------------------------------------------------
Allen, Nick E                   Microcomputer Programmer             Fleischhauer, Carolyn L.   Compliance Analyst
-----------------------------------------------------------------------------------------------------------------------------------
Alonzo, Beatrice                Application Processor I              Fore, Cynthia L            Customer Service Spec I
-----------------------------------------------------------------------------------------------------------------------------------
Armand, Mildred G               Claims Assistant                     Forrest, Claire M          Project Leader (Temporary Employee)
-----------------------------------------------------------------------------------------------------------------------------------
Armstrong, Rhonda G.            Receptionist                         Foster, Rachel D           Mail Clerk I
-----------------------------------------------------------------------------------------------------------------------------------
Auldridge, Charles W.           Mgr - General Services               Fulp, Karen S.             Mgr - Premium Accounting
-----------------------------------------------------------------------------------------------------------------------------------
Baker, Carol L.                 Sr Accounting Clerk                  Gamez, Nora C.             Customer Service Spec I
-----------------------------------------------------------------------------------------------------------------------------------
Bayer, John R.                  Maintenance Worker II                Garcia, Michele            Financial Accountant
-----------------------------------------------------------------------------------------------------------------------------------
Benker, Debra J.                Sr Accounting Clerk                  Gariepy, Patty A.          Policy Service Specialist
-----------------------------------------------------------------------------------------------------------------------------------
Bilnoski, Jannie                Collection Clerk III
-----------------------------------------------------------------------------------------------------------------------------------
Blanton, Michael J.             Vice President-1                     Gerik, Joann               Administrative Assistant I
-----------------------------------------------------------------------------------------------------------------------------------
Bone, Betsy B.                  Claims Analyst                       Goggin, Cary D.            AVP & Dir. Actuary
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Gonzales, Carmen           Application Processor I
-----------------------------------------------------------------------------------------------------------------------------------
Brown, Ronald E                 Shipping/Receiving Clerk             Gonzales, Pete             Mgr - Computer Operations
-----------------------------------------------------------------------------------------------------------------------------------
Brown, Sherry L.                Sr License & Contracting Clk         Groholski, Susan M         Policy Assembly Clerk I
-----------------------------------------------------------------------------------------------------------------------------------
Buehrle, Sharon P.              Claims Analyst                       Hall, Sherri G.            Customer Serv Spec II
-----------------------------------------------------------------------------------------------------------------------------------
Butler, Alicia D.               Policy Assembly Clerk                Hancock, Darren K.         Assistant Manager-Prem Acctg
-----------------------------------------------------------------------------------------------------------------------------------
Butler, Christina R             Claims Analyst                       Hardy, Linda F             Policy Assembly Clerk I
-----------------------------------------------------------------------------------------------------------------------------------
Buzbee, Cynthia M               Prog/Analyst II-Main Frame           Herrera, Mary J            Field Financing Analyst
-----------------------------------------------------------------------------------------------------------------------------------
Callaway, William               Mgr - Policy Issues                  Higgins, Mary J.           Mgr - System Control
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Honey, Donna               Mail Clerk I
-----------------------------------------------------------------------------------------------------------------------------------
Carbajal, Eloisa                Executive Assistant
-----------------------------------------------------------------------------------------------------------------------------------
Carbajal, Henry                 Mgmt Trainee                         Horton, Cathy J.           Systems Analyst
-----------------------------------------------------------------------------------------------------------------------------------
Carter, Rita                    Admin Asst
-----------------------------------------------------------------------------------------------------------------------------------
Casiano, Robert G               Director-Mktg Sales-Occ              James, Everett D.          Prog/Analyst II-Main Frame
-----------------------------------------------------------------------------------------------------------------------------------
Chapman, James H.               Mgr - Microcomputer                  Janes, Don L.              Programmer Trainee
-----------------------------------------------------------------------------------------------------------------------------------
Clark, Lilly R.                 Policy Assembly Clerk I              Jansing, Lana J            Customer Service Spec I
-----------------------------------------------------------------------------------------------------------------------------------
Clynch, Bob D.                  Mgr - Nb/Chief Underwriter           Johnson, Lisa A            Mgmt Trainee
-----------------------------------------------------------------------------------------------------------------------------------
Cole, Seleena M.                Actuarial Student                    Jones, Allen E.            Sr Application Processor
-----------------------------------------------------------------------------------------------------------------------------------
Coleman, Ted D.                 Programmer/Analyst I- Main Frame     Kallus, Mary M.            Systems Analyst
-----------------------------------------------------------------------------------------------------------------------------------
Cross, Raymond                  Micro Computer Programmer I          Kapavik, Gayland R.        Computer Operator VI
-----------------------------------------------------------------------------------------------------------------------------------
Csikos, Jimmie L.               Sr Application Processor             Keel, Clara J.             Mgr - Actuary
-----------------------------------------------------------------------------------------------------------------------------------
Curtis, Latonja D.              Programmer Trainee                   Keenan, Shawna             Application Processor I
-----------------------------------------------------------------------------------------------------------------------------------
Daniel, Larissa L.              Collection Clerk III                 King, Laverne R            Customer Service Spec I
-----------------------------------------------------------------------------------------------------------------------------------
Davy, Christine R               Application Processor I              Kolar, Tina L.             Sr Collection Clk
-----------------------------------------------------------------------------------------------------------------------------------
Degrate, Sheila P               Application Processor I              Kubacak, Sarah L.          Tax Accountant
-----------------------------------------------------------------------------------------------------------------------------------
Dewald, Joanna                  Typesetter                           Lamaak, Barbara J.         Application Processor II
-----------------------------------------------------------------------------------------------------------------------------------
Diaz, Jose Luis                 Computer Operator VI                 Laufenberg,  Kathy L       Artist
-----------------------------------------------------------------------------------------------------------------------------------


                                       19

-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                           TITLE                        EMPLOYEE NAME                     TITLE
-----------------------------------------------------------------------------------------------------------------------------------
Dudley, Linda M.                Mgr - Mktg Sales Admin               Lawson, Jonathan P.        Computer Operator VI
-----------------------------------------------------------------------------------------------------------------------------------
Duffey, Tranquilla A            Actuarial Receptionist               Lea, Alfred S.             Medical Director
-----------------------------------------------------------------------------------------------------------------------------------
Duncan, Deianna L.              AVP-Human Resources                  Lenart, Joyce C            Collection Clerk V
-----------------------------------------------------------------------------------------------------------------------------------
Dunlap, Joe W.                  Vice President-1                     Linley, Chandra L          Post Underwriting Clk I
-----------------------------------------------------------------------------------------------------------------------------------
Duron, Misty R                  Post Underwriting Clerk              Long, Julie J.             Supv - Customer Service
-----------------------------------------------------------------------------------------------------------------------------------
Eck, Joseph E.                  Systems Programmer                   Lowrey, Rebecca            Cust. Serv. Spec. I
-----------------------------------------------------------------------------------------------------------------------------------
Elias, Shelia K.                General Services Technician          Lowrimore, Jerry O.        Mgr - Data Processing
-----------------------------------------------------------------------------------------------------------------------------------
Emmons, Winfred S               VP-Chief Actuary                     Lucky, Lucy L              Correspondent
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Mann, Sonja D.             Application Processor II
-----------------------------------------------------------------------------------------------------------------------------------



                                       20


-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                           TITLE                        EMPLOYEE NAME                     TITLE
-----------------------------------------------------------------------------------------------------------------------------------
Markwardt, Wendy                 Accounting Clerk III                 Roberts, Marjorie A.       Mgr - Admin Mkt Services
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Sancillo, Wanda L.         Purchasing/Supply Coordinator
--------------------------------------------------------------------------------------------------------------------------------
Marshall, Dana L.                Field Financing Analyst              Sanford, Danny S           Mgmt Trainee
--------------------------------------------------------------------------------------------------------------------------------
Matus, Carol A.                  Senior Underwriter                   Schaffer, Darla A.         VP & Treasurer
--------------------------------------------------------------------------------------------------------------------------------
McFadden, Leilani S              Claims Analyst                       Schroeder, Margaret J.     Field Financial Anlyst II
--------------------------------------------------------------------------------------------------------------------------------
Meaders, Linda A.                Collection Clerk IV                  Scott, Dorothy J           Sr Policy Change Analyst
--------------------------------------------------------------------------------------------------------------------------------
Metting, Darren                  Mgr - Data Processing                Seale, Deanna L.           Collection Clerk V
--------------------------------------------------------------------------------------------------------------------------------
Meyer, Marianne                  Compliance Assistant
--------------------------------------------------------------------------------------------------------------------------------
Mitchell, Bryan T.               Press Operator III                   Sinkule, Eugenia M.        Sr Accountant
--------------------------------------------------------------------------------------------------------------------------------
Moore, Adam C.                   Correspondent I                      Sliva, Darren G.           Director - Marketing Sales
--------------------------------------------------------------------------------------------------------------------------------
Moore, Mendee                    Customer Service Spec I              Smith, Lori A              Policy Service Clerk
--------------------------------------------------------------------------------------------------------------------------------
Morris, Vicky D.                 Staff Assistant                      Smith, Malisa A            Collection Clerk III
--------------------------------------------------------------------------------------------------------------------------------
Moses, Sabra A                   Collection Clerk III                 Smith, Marland B           Programmer Analyst III
                                                                                                 (Temporary)
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Smith, Sherry D            Systems Analyst
--------------------------------------------------------------------------------------------------------------------------------
Navejas, Esmeralda V             Employment Recruiter                 Soukup, Francine L         Mail Clerk I
--------------------------------------------------------------------------------------------------------------------------------
Neal, Sarah A                    Commission Accounting Clerk          Soward, Michael B          Systems Programmer I
--------------------------------------------------------------------------------------------------------------------------------
Necessary, Stephanie             Application Processor I              Sparks, Kay M.             Manager - Claims
--------------------------------------------------------------------------------------------------------------------------------
Nelson, Donna K.                 Supv - Correspondence                Standerfer, Patsy          Mgmt Trainee
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Steensen, Stacey           Admin Asst
--------------------------------------------------------------------------------------------------------------------------------
Nemec, Anniesa L                 Correspondent                        Stone, Linda J             Exec Asst/Asst Co Sec
--------------------------------------------------------------------------------------------------------------------------------
Nemec, Shana K.                  Application Processor I
--------------------------------------------------------------------------------------------------------------------------------
Newsom, Lea Ann                  Claims Analyst                       Swanton, Shirley L.        Sr Administrative Asst
--------------------------------------------------------------------------------------------------------------------------------
Norris, Donna M                  Policy Assembly Clerk I              Tamez Jr., Pete            Microcomputer Programmer
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Tamez, Cristen             Supervisor-General Accounting
--------------------------------------------------------------------------------------------------------------------------------
Noyola, Irma L.                  License And Contracting Clerk        Tennie, Johnnie U          Accounting Clerk I
--------------------------------------------------------------------------------------------------------------------------------
Olvera, Deanna                   Collection Clerk III                 Terry, Melissa N           Collection Clerk III
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Tharp, Francis             Collection Clerk III
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Thompson, Gail L           Collection Clerk III
--------------------------------------------------------------------------------------------------------------------------------
Osburn, Patsy R                  Collection Clerk III                 Tristan, Kristine          Policy Assembly Clerk I
--------------------------------------------------------------------------------------------------------------------------------
Paul, Robert M                   Mgmt Trainee                         Turner,  Robert L          Security Guard
--------------------------------------------------------------------------------------------------------------------------------
Peavy, Shelby L.                 President/CEO                        Turner, Curtis D.          Night Security Guard III
--------------------------------------------------------------------------------------------------------------------------------
Pelt, Thomas E.                  Bindery Specialist                   Underwood, Donald J.       Vice President-2 Mktg.
--------------------------------------------------------------------------------------------------------------------------------
Persilver, Teresa K.             Underwriter II                       Underwood, Sonya R         Mail Clerk I
--------------------------------------------------------------------------------------------------------------------------------
Phillips, Hillary S.             Underwriting Tech Asst               Vigil, Jesse               Sr Maintenance
--------------------------------------------------------------------------------------------------------------------------------
Phillips, Louise H.              Mgr - Policy Service                 Vrana, Paula D             Reinsurance Clerk
--------------------------------------------------------------------------------------------------------------------------------
Plemons, Virginia A.             Customer Service Spec I              Vrana, Ralph D.            Sr Computer Operator
--------------------------------------------------------------------------------------------------------------------------------
Politza, Suzanne L               Sr License & Contracting Clk         Waldrop, Barbara J.        Claims Processor
--------------------------------------------------------------------------------------------------------------------------------
Poulin, Betty A.                 Computer Operator III
--------------------------------------------------------------------------------------------------------------------------------
Proctor, Charles L.              Unit Leader - Supply                 Watson, Brenda K           File Clerk I
--------------------------------------------------------------------------------------------------------------------------------
Pursley, Esther I                Mail Clerk I                         Watson, Juanita            Administrative Assistant
--------------------------------------------------------------------------------------------------------------------------------
Quiram, Helen R.                 Real Estate Coordinator              Watson, Shilandra D.       Field Financing Analyst I
--------------------------------------------------------------------------------------------------------------------------------
Rajkowski, Ashley N              Collection Clerk III                 Weaver, Richard D          AVP-Systems Adm
--------------------------------------------------------------------------------------------------------------------------------
Ramsey, Jimmie R.                Night Security Guard I               Webb, Joseph A.            Mgr - Building
--------------------------------------------------------------------------------------------------------------------------------
Ramsey, Richard J                Mgmt Trainee                         Welch, Davie L             Sr Policy Change Analyst
--------------------------------------------------------------------------------------------------------------------------------


                                       21

-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                           TITLE                        EMPLOYEE NAME                     TITLE
-----------------------------------------------------------------------------------------------------------------------------------
Rawls, Laurie D                  Customer Service Spec I              Williams, Arlene L.        Sr.Commission Accounting Clerk
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Wilson, Dwight             Programmer Analyst II
--------------------------------------------------------------------------------------------------------------------------------
Reams, Charlena K                Administrative Assistant             Wilson, Jonathan S.        Maintenance Worker II
--------------------------------------------------------------------------------------------------------------------------------
Reed, Patsy R.                   Customer Service Spec I              Wood, Graling R.           Press Operator I
--------------------------------------------------------------------------------------------------------------------------------
Renfroe, Elizabeth K.            Sr Collection Clk                    Wyatt, Joy E.              Sr Policy Assembler
--------------------------------------------------------------------------------------------------------------------------------
Reyes, Elda L                    Collection Clerk III
--------------------------------------------------------------------------------------------------------------------------------
Richardson, Nelson D.            Press Operator I
--------------------------------------------------------------------------------------------------------------------------------



                                    EXHIBIT K
                                    ---------

                        SECTION 3.13 (B) - BENEFIT PLANS

Neither Seller nor any Target Company maintains a plan under Title IV of ERISA.

Benefit Plans:
-------------

Southwestern Financial Services Corporation Group Welfare Plans:
                     Group Term Life Insurance Plan
                     Dependent Life Insurance
                     Accidental Death and Dismemberment Insurance
                     Long Term Disability Plan
                     Business Travel Accident Plan (different for Dallas and Non-Dallas employees)
                     Group Medical - AA Agents (Mutual of Omaha)

Temporary Disability Policy (salary continuation)

Voluntary Group Term Life Insurance

Vision Care Plan - An AA Stand Alone as of 01-01-2000

Vacation

Severance Policy/Guidelines

Mutual of Omaha Administrative Services Agreement with Southwestern Financial Services for life insurance, accidental death and dismemberment insurance and long term disability insurance

1992 PennCorp Financial Group, Inc. Stock Option Plan; 1992 Senior Management Warrant Award Program and Amendment 1; and 1996 Stock Award and Stock Option Plan and Amendments 1 and 2

Management Incentive Bonus Plan

Group Pre-Tax Benefit Plan
                     Pre-tax premiums
                     Medical Reimbursement Account
                     Dependent Care Reimbursement Account

PennCorp / American Amicable Blue Cross Blue Shield of Texas Medical and Dental Plans

Employee Assistance Plan between Southwestern Financial Services and Plan 21

Penncorp Financial Group, Inc. Retirement and Savings Plan

Other policies and programs as defined in the Employee Manuals for Waco employees

                                    EXHIBIT L
                                    ---------

                        SECTION 3.13 (G) - BENEFIT PLANS


        --------------------------------------------------------------------------------------------------------------
                                               BENEFIT CONTINUATION PROVISIONS
        --------------------------------------------------------------------------------------------------------------
                                                                              NO. OF MONTHS AFTER
                                                                                EMPLOYMENT THAT
                                                                               BENEFITS CONTINUE
                     NAME                             TITLE                                              PAID BY
        --------------------------------------------------------------------------------------------------------------
        Lanny Peavy                    President                                      24*                AA Life
        --------------------------------------------------------------------------------------------------------------
        Michael J. Blanton             Vice President                                  12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Joe W. Dunlap                  Vice President                                  12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Win Emmons                     VP & Chief Actuary                              12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Donald J. Underwood            Vice President                                  12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Gary Aiello                    Asst. VP - Marketing                            12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Cary D. Goggin                 Asst. VP & Actuary                              12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Darla A. Schaffer              VP & Treasurer                                  12                AA Life
        --------------------------------------------------------------------------------------------------------------
        Richard Weaver                 Asst VP Systems Administration                  12                AA Life
        --------------------------------------------------------------------------------------------------------------
        DeiAnna L. Duncan              Asst. VP & Building Administrator               12                AA Life
        --------------------------------------------------------------------------------------------------------------


           * Benefit continuation could extend beyond 24 months. Please refer to the provisions contained in Mr. Peavy's employment agreement.


Listing of Retiree Benefit Plans
--------------------------------
PennCorp Financial Group Retiree Benefit provides post retirement life and medical insurance to Occidental Retired Employees and American Amicable Retired Employees.

Disability Benefits
-------------------
Three former employees who are disabled, Cheryl Mossburg, Earlene Campbell and Phyllis DeRosier, are provided group term life, medical and dental benefits for as long as they remain disabled.

                                    EXHIBIT M
                                    ---------


SECTION 6.1(F) INTERCOMPANY INDEBTEDNESS AND TRANSACTIONS; BROKERS AND FINDERS FEE.

-----------------------------------------------------------------------------------------------------------------------------------
  COMPANY               VENDOR          DESCRIPTION                  PAYMENTS               TERMINATION       CANCELLATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Knightbridge            Oaktree    Investment Management         1/2 of 1% on an          30 day prior written         N/A
Consultants             Capital    Agreement                     annualized basis of the  notice or such shorter
                      Management                                 market value of all      period as may be
                                                                 invested assets          mutually agreed.
-----------------------------------------------------------------------------------------------------------------------------------
Knightbridge           Hyperion    Investment Consulting         First $400 million of    60 day prior written         N/A
Consultants             Capital    Agreement                     assets:  25 basis        notice
                      Management                                 points; over $400
                                                                 million of assets: 22
                                                                 basis points
-----------------------------------------------------------------------------------------------------------------------------------
Knightbridge           Blackrock   Investment Management         First $1 Billion:        30 day prior written         N/A
Consultants              Inc.      Agreement                     10:25 bps; Next $200     notice
                                                                 Million: 7.00 bps; Over
                                                                 $1200 Million: 4.50 bps
-----------------------------------------------------------------------------------------------------------------------------------
    PFG                 Emerald    Investment Consulting         quarterly fee of .037%   60 day prior written         N/A
                        Capital    Agreement                     of the total statutory   notice
                      Group, Ltd.                                book value of the assets
-----------------------------------------------------------------------------------------------------------------------------------
    SWFC                 AT&T      T-1 and Long Distance         T-l's   $800.00 mo.      Transfer to own              N/A
                                   Services                      LD-$7,000+ Mo.           plan
                                                                 Depending on
                                                                 Usage
-----------------------------------------------------------------------------------------------------------------------------------
    PFG               401(k) Plan  Employee 40lk and             $.50 to $1.00 matching   Agreed transfer by           N/A
                       Fidelity    Profit Sharing                up to 6%                 PFG to stand alone AA
                      Investments                                of Employee              Plan with Fidelity
                                                                 Contribution.            Investments
                                                                 Profit
                                                                 Sharing-determined by
                                                                 Board (0-3%)
                                                                 Adm. Fees
-----------------------------------------------------------------------------------------------------------------------------------
    PFG              Sunguard/ABC
                        General
                        Ledger
-----------------------------------------------------------------------------------------------------------------------------------
   SWFC                 Plan 21            EAP                   $1.75 per employee       Trnsf. Own plan              N/A
                    Employee/Retiree Group Life, Dep Life        Varies monthly
-----------------------------------------------------------------------------------------------------------------------------------
   SWFC                Group Ins.    Vol. Life, AD&D, LTD,       12/99 = $17,741 mo.      Carve out emps/rets          N/A
                       Coverages     Retiree  Medicare Sup.,                              To own plan
                       Mutual of     Emp. Medical (3 emps.)
                         Omaha
-----------------------------------------------------------------------------------------------------------------------------------
   PFG               Insurance       WorkersComp, Prop & Gen     1999-2000 premiums paid  Transfer to own              N/A
                     Coverages       Liab, Comm.Umbrella/Excess, to date: $112,547        Plan coverages
                                     Crime simplified, Emp.
                                     Practices, Mort E&O
                                     Bank,D&O, Bus.Auto,.

-----------------------------------------------------------------------------------------------------------------------------------

                                       1

-----------------------------------------------------------------------------------------------------------------------------------
  COMPANY               VENDOR          DESCRIPTION                  PAYMENTS               TERMINATION       CANCELLATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
   SWFC               Mutual of    Medical plan                  Varies monthly-          Transfer to own plan         N/A
                      Omaha -                                    12/99 = 891 mo.
                      Agent
                      Insurance
                      Agreement
-----------------------------------------------------------------------------------------------------------------------------------
    SFSC              Ceridian-    Payroll processing            Varies monthly
                      Payroll                                    1999 averaged
                      Servicing                                  $1,840 mo.

-----------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT N
                                    ---------


                                     ANNEX G
                           RESTRUCTURING TRANSACTIONS

Prior to the Closing Date, Seller and its Affiliates will effect the following transactions:

1. Pioneer will transfer Security Life as a dividend to Seller as a surplus note repayment (including interest) of approximately $50 million and a dividend of approximately $55 million.

2.         Seller will transfer Security Life as a dividend to PennCorp.

3. Pioneer will transfer Occidental as satisfaction in full for that certain surplus debenture made by Pioneer on July 1, 1997, in the original principal amount of $63,700,809 with the excess value of Occidental of approximately $25 million being transferred to Seller in the form of a dividend.